Exhibit 99.2

Quarterly Supplemental

3rd Quarter 2023

PIER 76
THE VILLAGE AT
TUSTIN LEGACY
CVS pharmacy

Village at Tustin Legacy | Tustin, CA

WHOLE FOODS MARKET
WHOLE FOODS MARKET

Bloom on Third | Los Angeles, CA

WHOLE FOODS

The Shops at SunVet | Holbrook, NY

Investor Relations
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904 598 7000
RegencyCenters.com

Regency Centers.

Table of Contents

September 30, 2023

Forward-Looking Statements	i

Earnings Press Release	iii
t
Summary Information:

Summary Financial Information	1

Summary Real Estate Information	2

Financial Information:

Consolidated Balance Sheets	3

Consolidated Statements of Operations	4

Supplemental Details of Operations (Consolidated Only)	5

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)	6

Supplemental Details of Operations (Real Estate Partnerships Only)	7

Supplemental Details of Same Property NOI (Pro-Rata)	8

Reconciliations of Non-GAAP Financial Measures	9

Capital Expenditures and Additional Disclosures	10

Summary of Consolidated Debt	11

Summary of Consolidated Debt Detail	12

Summary of Unsecured Debt Covenants and Leverage Ratios	13

Summary of Unconsolidated Debt	14

Unconsolidated Investments	15

Investment Activity:

Property Transactions	16

Summary of In-Process Developments and Redevelopments	17

Development and Redevelopment Current Year Completions	18

Real Estate Information:

Leasing Statistics	19

New Lease Net Effective Rent and Leases Signed Not Yet Commenced	20

Annual Base Rent by State	21

Annual Base Rent by CBSA	22

Annual Base Rent by Tenant Category	23

Significant Tenant Rents	24

Tenant Lease Expirations	25

Portfolio Summary Report by State	26

Additional Disclosures and Forward-Looking Information:

Components of NAV	42

Earnings Guidance	43

Glossary of Terms	44

Safe Harbor Language

September 30, 2023

Forward-Looking Statements

Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency’s future events, developments, or financial or operational performance or results such as our 2023 Guidance, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “could,” “should,” “would,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “project,” “plan,” “anticipate,” “guidance,” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Our operations are subject to a number of risks and uncertainties including, but not limited to, those risk factors described in our Securities and Exchange Commission (“SEC”) filings, our Annual Report on Form 10-K for the year ended December 31, 2022 (“2022 Form 10-K”) under Item 1A. “Risk Factors”, on Form 10-Q for the three months ended March 31, 2023 under Part II, Item 1A. “Risk Factors” and our Form S-4 Registration Statement, filed with the SEC on July 10, 2023, in connection with our acquisition of Urstadt Biddle, which contains, without limitation, additional risk factors in a section of the prospectus entitled “Risks Relating to Regency After Completion of the Mergers”. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and our other filings and submissions to the SEC. If any of the events described in the risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements, whether as a result of new information, future events or developments or otherwise, except as to the extent required by law. These risks and events include, without limitation:

Risk Factors Related to the Company’s Acquisition of Urstadt Biddle

Combining our business with Urstadt Biddle’s may be more difficult, costly or time-consuming than expected and we may fail to realize the anticipated benefits of the acquisition, which may adversely affect our business results and negatively affect the market price of our securities.

Risk Factors Related to the Current Economic Environment

Continued rising interest rates in the current economic environment may adversely impact our cost to borrow, real estate valuation, and stock price. Current economic challenges, including the potential for recession, may adversely impact our tenants and our business. Unfavorable developments affecting the banking and financial services industry could adversely affect our business, liquidity and financial condition, and overall results of operations. Additionally, macroeconomic and geopolitical risks, including the current wars in Ukraine, and involving Israel and Gaza, create challenges that may exacerbate current market and economic conditions in the United States.

Risk Factors Related to Pandemics or other Health Crises

Pandemics or other health crises, such as the COVID-19 pandemic, may adversely affect our tenants’ financial condition, the profitability of our properties, and our access to the capital markets and could have a material adverse effect on our business, results of operations, cash flows and financial condition.

Risk Factors Related to Operating Retail-Based Shopping Centers

Economic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow and increase our operating expenses. Shifts in retail trends, sales, and delivery methods between brick-and-mortar stores, e-commerce, home delivery, and curbside pick-up may adversely impact our revenues, results from operations, and cash flows. Changing economic and retail market conditions in geographic areas where our properties are concentrated may reduce our revenues and cash flow. Our success depends on the continued presence and success of our “anchor” tenants. A percentage of our revenues are derived from “local” tenants and our net income may be adversely impacted if these tenants are not successful, or if the demand for the types or mix of tenants significantly change. We may be unable to collect balances due from tenants in bankruptcy. Many of our costs and expenses associated with operating our properties may remain constant or increase, even if our lease income decreases. Compliance with the Americans with Disabilities Act and other building, fire, and safety and regulations may have a material negative effect on us.

Supplemental Information i

Risk Factors Related to Real Estate Investments

Our real estate assets may decline in value and be subject to impairment losses which may reduce our net income. We face risks associated with development, redevelopment, and expansion of properties. We face risks associated with the development of mixed-use commercial properties. We face risks associated with the acquisition of properties. We may be unable to sell properties when desired because of market conditions. Changes in tax laws could impact our acquisition or disposition of real estate.

Risk Factors Related to the Environment Affecting Our Properties

Climate change may adversely impact our properties directly and may lead to additional compliance obligations and costs as well as additional taxes and fees. Geographic concentration of our properties makes our business more vulnerable to natural disasters, severe weather conditions and climate change. Costs of environmental remediation may adversely impact our financial performance and reduce our cash flow.

Risk Factors Related to Corporate Matters

An increased focus on metrics and reporting relating to environmental, social, and governance (“ESG”) factors may impose additional costs and expose us to new risks. An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us to loss of capital and revenue on those properties. Failure to attract and retain key personnel may adversely affect our business and operations. The unauthorized access, use, theft or destruction of tenant or employee personal, financial, or other data or of Regency’s proprietary or confidential information stored in our information systems or by third parties on our behalf could impact our reputation and brand and expose us to potential liability and loss of revenues.

Risk Factors Related to Our Partnerships and Joint Ventures

We do not have voting control over all of the properties owned in our co-investment partnerships and joint ventures, so we are unable to ensure that our objectives will be pursued. The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to make distributions to stock and unit holders.

Risk Factors Related to Funding Strategies and Capital Structure

Our ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI at our properties which may dilute earnings. We depend on external sources of capital, which may not be available in the future on favorable terms or at all. Our debt financing may adversely affect our business and financial condition. Covenants in our debt agreements may restrict our operating activities and adversely affect our financial condition. Increases in interest rates would cause our borrowing costs to rise and negatively impact our results of operations. Hedging activity may expose us to risks, including the risks that a counterparty will not perform and that the hedge will not yield the economic benefits we anticipate, which may adversely affect us.

Risk Factors Related to the Market Price for Our Securities

Changes in economic and market conditions may adversely affect the market price of our securities. There is no assurance that we will continue to pay dividends at current or historical rates.

Risk Factors Related to the Company’s Qualification as a REIT

If the Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates. Dividends paid by REITs generally do not qualify for reduced tax rates. Certain foreign shareholders may be subject to U.S. federal income tax on gain recognized on a disposition of our common stock if we do not qualify as a “domestically controlled” REIT. Legislative or other actions affecting REITs may have a negative effect on us or our investors. Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities.

Risk Factors Related to the Company’s Common Stock

Restrictions on the ownership of the Company’s capital stock to preserve its REIT status may delay or prevent a change in control. The issuance of the Company's capital stock may delay or prevent a change in control. Ownership in the Company may be diluted in the future.

Supplemental Information ii

NEWS RELEASE For immediate release Christy McElroy 904 598 7616 ChristyMcElroy@regencycenters.com

Regency Centers Reports Third Quarter 2023 Results

JACKSONVILLE, Fla. (November 2, 2023) – Regency Centers Corporation (“Regency” or the “Company”) (Nasdaq: REG) today reported financial and operating results for the period ended September 30, 2023 and provided updated 2023 earnings guidance. For the three months ended September 30, 2023 and 2022, Net Income was $0.50 per diluted share and $0.51 per diluted share, respectively.

Third Quarter 2023 Highlights

•
Reported Nareit FFO of $1.02 per diluted share, which includes a $0.01 per diluted share impact for merger transition expense, and Core Operating Earnings of $0.97 per diluted share
•
Raised 2023 full year Nareit FFO guidance to a range of $4.13 to $4.15 per diluted share and 2023 full year Core Operating Earnings guidance to a range of $3.93 to $3.95 per diluted share
•
The midpoint of the updated 2023 Core Operating Earnings guidance represents nearly 6% year-over-year growth, excluding the collection of receivables reserved during 2020-2021
•
Same Property NOI grew year-over-year by 2.9% in the third quarter, excluding lease termination fees and the collection of receivables reserved during 2020-2021
•
Increased Same Property percent leased by 70 basis points year-over-year to 95.4%, and Same Property percent commenced by 40 basis points year-over-year to 92.7%
•
Increased Same Property shop percent leased by 180 basis points year-over-year to 93.2%
•
Executed 1.8 million square feet of comparable new and renewal leases during the quarter at blended rent spreads of +9.3% on a cash basis and +17.2% on a straight-lined basis
•
Completed the previously announced acquisition of Urstadt Biddle Properties, Inc. (“Urstadt Biddle”) on August 18, 2023
•
Pro-rata net debt and preferred stock to operating EBITDAre at September 30, 2023 was 5.5x, and was 5.0x as adjusted for the annualized impact of the third quarter EBITDAre contribution from the acquisition of Urstadt Biddle assets
•
Acquired a 20% interest in Old Town Square, a Jewel-Osco-anchored shopping center in in Chicago, IL, for $5.5 million at Regency’s share

Subsequent Highlights

•
Subsequent to quarter end, on October 11, 2023, acquired Nohl Plaza, a Vons-anchored shopping center in Orange County, CA, for a gross purchase price of $25.3 million
•
Subsequent to quarter end, on November 2, 2023, Regency’s Board of Directors (the “Board”) declared a quarterly cash dividend on the Company’s common stock of $0.67 per share, an increase of approximately 3% from the prior quarterly dividend

“Our strong results in the third quarter were supported by continued positive momentum in our business, including robust tenant demand and further progress building our value creation pipeline,” said Lisa Palmer, President and Chief Executive Officer. “Our integration with Urstadt Biddle is progressing successfully, we acquired two additional shopping centers, and we raised our dividend once again. With a high-quality portfolio of grocery-anchored centers in top trade areas, a sector-leading balance sheet and an exceptional team, Regency remains well positioned in today’s environment.”

Supplemental Information iii

Financial Results

Net Income

•
For the three months ended September 30, 2023, Net Income Attributable to Common Shareholders (“Net Income”) was $89.1 million, or $0.50 per diluted share, compared to Net Income of $87.6 million, or $0.51 per diluted share, for the same period in 2022.

Nareit FFO

•
For the three months ended September 30, 2023, Nareit Funds From Operations (“Nareit FFO”) was $182.8 million, or $1.02 per diluted share, compared to $174.2 million, or $1.01 per diluted share, for the same period in 2022.
o
Nareit FFO in the third quarter of 2023 was impacted by $1.5 million, or $0.01 per diluted share, of merger transition expense related to the Company’s acquisition of Urstadt Biddle.

Core Operating Earnings

•
For the three months ended September 30, 2023, Core Operating Earnings was $174.0 million, or $0.97 per diluted share, compared to $161.6 million, or $0.94 per diluted share, for the same period in 2022.

Portfolio Performance

Same Property NOI

•
Third quarter 2023 Same Property NOI, excluding lease termination fees and the collection of receivables reserved during 2020 and 2021, increased by 2.9% compared to the same period in 2022.
o
Third quarter 2023 Same Property Net Operating Income (“NOI”), excluding lease termination fees, increased by 2.1% compared to the same period in 2022.
o
Same Property base rents contributed 3.2% to Same Property NOI growth in the third quarter of 2023.

Occupancy

•
As of September 30, 2023, Regency’s wholly-owned portfolio plus its pro-rata share of co-investment partnerships, was 94.6% leased.
•
As of September 30, 2023, Regency’s Same Property portfolio was 95.4% leased, an increase of 20 basis points sequentially and an increase of 70 basis points compared to September 30, 2022.
o
Same Property shop percent leased, which includes spaces less than 10,000 square feet, was 93.2%, an increase of 50 basis points sequentially and an increase of 180 basis points compared to September 30, 2022.
o
Same Property anchor percent leased, which includes spaces greater than or equal to 10,000 square feet, was 96.7%, an increase of 10 basis points sequentially and a decline of 10 basis points compared to September 30, 2022.
•
As of September 30, 2023, Regency’s Same Property portfolio was 92.7% commenced, no change sequentially and an increase of 40 basis points compared to September 30, 2022.

Leasing Activity

•
During the three months ended September 30, 2023, Regency executed approximately 1.8 million square feet of comparable new and renewal leases at a blended cash rent spread of +9.3% and a blended straight-lined rent spread of +17.2%.
•
During the trailing twelve months ended September 30, 2023, the Company executed approximately 6.5 million square feet of comparable new and renewal leases at a blended cash rent spread of +8.7% and a blended straight-lined rent spread of +16.8%.

Supplemental Information iv

Capital Allocation and Balance Sheet

Developments and Redevelopments

•
During the third quarter, Regency started approximately $32 million of development and redevelopment projects, at the Company’s share.
•
As of September 30, 2023, Regency’s in-process development and redevelopment projects had estimated net project costs of approximately $440 million at the Company’s share, 46% of which have been incurred to date.

Property Transactions

•
On September 19, 2023, the Company acquired a 20% interest in Old Town Square, a Jewel-Osco-anchored shopping center in in Chicago, IL, for $5.5 million at Regency’s share.
•
On October 11, 2023, the Company acquired Nohl Plaza, a Vons-anchored shopping center in Orange County, CA, for a gross purchase price of $25.3 million.

Urstadt Biddle Merger

•
On August 18, 2023, the Company completed its previously announced acquisition of Urstadt Biddle in an all-stock transaction, including the assumption of debt and issuance of preferred stock.

Balance Sheet

•
As of September 30, 2023, Regency had nearly $1.2 billion of capacity under its revolving credit facility.
•
As of September 30, 2023, Regency’s pro-rata net debt and preferred stock to operating EBITDAre ratio was 5.5x on a trailing 12-month basis.
o
As of September 30, 2023, Regency’s pro-rata net debt and preferred stock to operating EBITDAre was 5.0x, as adjusted for the annualized impact of the third quarter EBITDAre contribution from the acquisition of Urstadt Biddle assets.

Common and Preferred Dividends

•
On November 2, 2023, Regency’s Board declared a quarterly cash dividend on the Company’s common stock of $0.67 per share, an increase of 3% from the prior quarterly dividend. The dividend is payable on January 3, 2024, to shareholders of record as of December 14, 2023.
•
On November 2, 2023, Regency’s Board declared a quarterly cash dividend on the Company’s Series A preferred stock of $0.390625 per share. The dividend is payable on January 31, 2024, to shareholders of record as of January 16, 2024.
•
On November 2, 2023, Regency’s Board declared a quarterly cash dividend on the Company’s Series B preferred stock of $0.367200 per share. The dividend is payable on January 31, 2024, to shareholders of record as of January 16, 2024.

Supplemental Information v

2023 Guidance

Regency Centers has updated its 2023 guidance, as summarized in the table below. Please refer to the Company’s third quarter 2023 ‘Earnings Presentation’ and ‘Quarterly Supplemental’ for additional detail. All materials are posted on the Company’s website at investors.regencycenters.com.

Full Year 2023 Guidance (in thousands, except per share data)	3Q YTD	Current Guidance	Previous Guidance

Net Income Attributable to Common Shareholders per diluted share	$1.56	$2.02-$2.04	$2.05-$2.09

Nareit Funds From Operations ("Nareit FFO") per diluted share	$3.13	$4.13-$4.15	$4.11-$4.15

Core Operating Earnings per diluted share (1)	$2.96	$3.93-$3.95	$3.89-$3.93

Same property NOI growth without termination fees	2.0%	+/- 1.5%	+1.0% to +1.5%

Same property NOI growth without termination fees or collection of 2020/2021 reserves	4.3%	+/- 3.5%	+3.0% to +3.5%

Collection of 2020/2021 reserves (2)	$3,736	+/-$4,000	+/-$4,000

Certain non-cash items (3)	$31,226	+/-$39,500	+/-$37,500

G&A expense, net (4)	$69,370	+/-$91,000	$88,000-$91,000

Interest expense, net	$127,636	+/-$178,000	+/-$168,000

Recurring third party fees & commissions	$19,582	+/-$26,000	+/-$25,000

Development and Redevelopment spend	$115,719	+/-$130,000	+/-$130,000

Acquisitions	$5,502	$30,830	$0
Cap rate (weighted average)	7.4%	5.6%	0%

Dispositions	$0	+/-$10,000	+/-$65,000
Cap rate (weighted average)	0.0%	+/- 7.0%	+/- 7.0%

Unit issuance (gross)	$20,000	$20,000	$20,000

Share Repurchase settlement (gross)	$20,000	$20,000	$20,000

Merger transition costs	$1,511	+/-$5,000	$0

Note: With the exception of per share data, figures above represent 100% of Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.

(1)
Core Operating Earnings excludes certain non-cash items, including straight-line rents, above/below market rent amortization, and amortization of mark-to-market debt, as well as transaction related income/expenses and debt extinguishment charges.
(2)
Represents the collection of receivables in the Same Property portfolio reserved in 2020 and 2021; included in Uncollectible Lease Income.
(3)
Includes above and below market rent amortization, straight-line rents, and amortization of mark-to-market debt adjustments.
(4)
Represents 'General & administrative, net' before gains or losses on deferred compensation plan, as reported on supplemental pages 5 and 7 and calculated on a pro-rata basis.
(5)
Excludes debt and derivative mark-to-market amortization; included in Certain non-cash items.

Supplemental Information vi

Conference Call Information

To discuss Regency’s third quarter results and provide further business updates, management will host a conference call on Friday, November 3rd, at 11:00 a.m. ET. Dial-in and webcast information is below.

Third Quarter 2023 Earnings Conference Call

Date:	Friday, November 3, 2023
Time:	11:00 a.m. ET
Dial#:	877-407-0789 or 201-689-8562
Webcast:	3rd Quarter 2023 Webcast Link

Replay: Webcast Archive: Investor Relations page under Events & Webcasts

About Regency Centers Corporation (Nasdaq: REG)

Regency Centers is a preeminent national owner, operator, and developer of shopping centers located in suburban trade areas with compelling demographics. Our portfolio includes thriving properties merchandised with highly productive grocers, restaurants, service providers, and best-in-class retailers that connect to their neighborhoods, communities, and customers. Operating as a fully integrated real estate company, Regency Centers is a qualified real estate investment trust (REIT) that is self-administered, self-managed, and an S&P 500 Index member. For more information, please visit RegencyCenters.com.

Reconciliation of Net Income Attributable to Common Shareholders to Nareit FFO and Core Operating Earnings – Actual (in thousands, except per share amounts)

For the Periods Ended September 30, 2023 and 2022	Three Months Ended		Year to Date
	2023	2022	2023	2022
Reconciliation of Net Income to Nareit FFO:

Net Income Attributable to Common Shareholders	$89,076	87,578	$273,139	387,602
Adjustments to reconcile to Nareit Funds From Operations (1):
Depreciation and amortization (excluding FF&E)	94,011	86,405	272,551	256,273
Gain on sale of real estate	(827)	(202)	(1,132)	(119,301)
Exchangeable operating partnership units	520	379	1,490	1,694
Nareit Funds From Operations	$182,780	174,160	$546,048	526,268

Nareit FFO per share (diluted)	$1.02	1.01	$3.13	3.05
Weighted average shares (diluted)	179,311	172,267	174,621	172,620

Reconciliation of Nareit FFO to Core Operating Earnings:

Nareit Funds From Operations	$182,780	174,160	$546,048	526,268
Adjustments to reconcile to Core Operating Earnings (1):
Not Comparable Items
Merger transition costs	1,511	-	1,511	-
Early extinguishment of debt	-	-	-	176
Certain Non-Cash Items
Straight-line rent	(3,142)	(3,140)	(7,315)	(9,152)
Uncollectible straight-line rent	92	(4,156)	(2,298)	(9,610)
Above/below market rent amortization, net	(7,919)	(5,191)	(22,138)	(15,906)
Debt and derivative mark-to-market amortization	667	(28)	667	(185)
Core Operating Earnings	$173,989	161,645	516,475	491,591

Core Operating Earnings per share (diluted)	$0.97	0.94	$2.96	2.85
Weighted average shares (diluted)	179,311	172,267	174,621	172,620

Weighted Average Shares For Diluted Earnings per Share	178,231	171,525	173,711	171,870

Weighted Average Shares For Diluted FFO and Core Operating Earnings per Share	179,311	172,267	174,621	172,620
(1)
Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests.

Supplemental Information vii

Same Property NOI is a key non-GAAP measure used by management in evaluating the operating performance of Regency’s properties. The Company provides a reconciliation of Net Income Attributable to Common Shareholders to pro-rata Same Property NOI.

Reconciliation of Net Income Attributable to Common Shareholders to Pro-Rata Same Property NOI - Actual (in thousands)

For the Periods Ended September 30, 2023 and 2022	Three Months Ended		Year to Date
	2023	2022	2023	2022
Net income attributable to common shareholders	$89,076	87,578	$273,139	387,602
Less:
Management, transaction, and other fees	(7,079)	(5,767)	(20,223)	(18,950)
Other(1)	(12,016)	(13,564)	(34,317)	(38,295)
Plus:
Depreciation and amortization	87,505	80,270	253,373	237,462
General and administrative	20,903	20,273	71,248	56,710
Other operating expense	3,533	949	4,718	3,739
Other expense	39,643	37,356	109,192	12,516
Equity in income of investments in real estate excluded from NOI (2)	11,668	11,754	35,266	23,767
Net income attributable to noncontrolling interests	1,453	1,269	4,050	4,048
Preferred stock dividends	1,644	-	-	-
NOI	236,330	220,118	698,090	668,599

Less non-same property NOI (3)	(11,570)	(122)	(15,055)	(1,711)

Same Property NOI	$224,760	219,996	$683,035	666,888
% change	2.2%		2.4%

Same Property NOI without Termination Fees	$223,723	219,094	$676,628	663,098
% change	2.1%		2.0%

Same Property NOI without Termination Fees or Redevelopments	$191,110	189,398	$579,772	572,834
% change	0.9%		1.2%

Same Property NOI without Termination Fees or Collection of 2020/2021 Reserves	$222,674	216,298	$672,892	645,268
% change	2.9%		4.3%
(1)
Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(2)
Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, interest expense, and real estate gains and impairments.
(3)
Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.

Reported results are preliminary and not final until the filing of the Company’s Form 10-Q with the SEC and, therefore, remain subject to adjustment.

The Company has published forward-looking statements and additional financial information in its third quarter 2023 supplemental package that may help investors estimate earnings. A copy of the Company’s third quarter 2023 supplemental package will be available on the Company's website at investors.regencycenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and includes non-GAAP measures, and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-Q for the period ended September 30, 2023. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

###

Supplemental Information viii

Non-GAAP Disclosure

We believe these non-GAAP measures provide useful information to our Board of Directors, management and investors regarding certain trends relating to our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses, purposes of determining management incentive compensation and budgeting, forecasting and planning purposes.

We do not consider non-GAAP measures an alternative to financial measures determined in accordance with GAAP, rather they supplement GAAP measures by providing additional information we believe to be useful to our shareholders. The principal limitation of these non-GAAP financial measures is they may exclude significant expense and income items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise of management’s judgment about which expense and income items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, reconciliations of the non-GAAP financial measures we use to their most directly comparable GAAP measures are provided. Non-GAAP financial measures should not be relied upon in evaluating the financial condition, results of operations or future prospects of the Company.

Nareit FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“Nareit”) defines as net income, computed in accordance with GAAP, excluding gains on sale and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes Nareit FFO for all periods presented in accordance with Nareit's definition. Since Nareit FFO excludes depreciation and amortization and gains on sales and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in percent leased, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, Nareit FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Shareholders to Nareit FFO.

Core Operating Earnings is an additional performance measure that excludes from Nareit FFO: (i) transaction related income or expenses; (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income to Nareit FFO to Core Operating Earnings.

Forward-Looking Statements

Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency’s future events, developments, or financial or operational performance or results such as our 2023 Guidance, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “could,” “should,” “would,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “project,” “plan,” “anticipate,” “guidance,” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Our operations are subject to a number of risks and uncertainties including, but not limited to, those risk factors described in our Securities and Exchange Commission (“SEC”) filings, our Annual Report on Form 10-K for the year ended December 31, 2022 (“2022 Form 10-K”) under Item 1A. “Risk Factors”, on Form 10-Q for the three months ended March 31, 2023 under Part II, Item 1A. “Risk Factors” and our Form S-4 Registration Statement, filed with the SEC on July 10, 2023, in connection with our acquisition of Urstadt Biddle, which contains, without limitation, additional risk factors in a section of the prospectus entitled “Risks Relating to Regency After Completion of the Mergers”. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and our other filings and submissions to the SEC. If any of the events described in the risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regency

Supplemental Information ix

undertakes no duty to update its forward-looking statements, whether as a result of new information, future events or developments or otherwise, except as to the extent required by law. These risks and events include, without limitation:

Risk Factors Related to the Company’s Acquisition of Urstadt Biddle

Combining our business with Urstadt Biddle’s may be more difficult, costly or time-consuming than expected and we may fail to realize the anticipated benefits of the acquisition, which may adversely affect our business results and negatively affect the market price of our securities.

Risk Factors Related to the Current Economic Environment

Continued rising interest rates in the current economic environment may adversely impact our cost to borrow, real estate valuation, and stock price. Current economic challenges, including the potential for recession, may adversely impact our tenants and our business. Unfavorable developments affecting the banking and financial services industry could adversely affect our business, liquidity and financial condition, and overall results of operations. Additionally, macroeconomic and geopolitical risks, including the current wars in Ukraine, and involving Israel and Gaza, create challenges that may exacerbate current market and economic conditions in the United States.

Risk Factors Related to Pandemics or other Health Crises

Pandemics or other health crises, such as the COVID-19 pandemic, may adversely affect our tenants’ financial condition, the profitability of our properties, and our access to the capital markets and could have a material adverse effect on our business, results of operations, cash flows and financial condition.

Risk Factors Related to Operating Retail-Based Shopping Centers

Economic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow and increase our operating expenses. Shifts in retail trends, sales, and delivery methods between brick-and-mortar stores, e-commerce, home delivery, and curbside pick-up may adversely impact our revenues, results of operations, and cash flows. Changing economic and retail market conditions in geographic areas where our properties are concentrated may reduce our revenues and cash flow. Our success depends on the continued presence and success of our “anchor” tenants. A percentage of our revenues are derived from “local” tenants and our net income may be adversely impacted if these tenants are not successful, or if the demand for the types or mix of tenants significantly change. We may be unable to collect balances due from tenants in bankruptcy. Many of our costs and expenses associated with operating our properties may remain constant or increase, even if our lease income decreases. Compliance with the Americans with Disabilities Act and other building, fire, and safety and regulations may have a material negative effect on us.

Risk Factors Related to Real Estate Investments

Our real estate assets may decline in value and be subject to impairment losses which may reduce our net income. We face risks associated with development, redevelopment and expansion of properties. We face risks associated with the development of mixed-use commercial properties. We face risks associated with the acquisition of properties. We may be unable to sell properties when desired because of market conditions. Changes in tax laws could impact our acquisition or disposition of real estate.

Risk Factors Related to the Environment Affecting Our Properties

Climate change may adversely impact our properties directly and may lead to additional compliance obligations and costs as well as additional taxes and fees. Geographic concentration of our properties makes our business more vulnerable to natural disasters, severe weather conditions and climate change. Costs of environmental remediation may adversely impact our financial performance and reduce our cash flow.

Risk Factors Related to Corporate Matters

An increased focus on metrics and reporting relating to environmental, social, and governance (“ESG”) factors may impose additional costs and expose us to new risks. An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us to loss of capital and revenue on those properties. Failure to attract and retain key personnel may adversely affect our business and operations. The unauthorized access, use, theft or destruction of tenant or employee personal, financial or other data or of Regency’s proprietary or confidential information stored in our information systems or by third parties on our behalf could impact our reputation and brand and expose us to potential liability and loss of revenues.

Supplemental Information x

Risk Factors Related to Our Partnerships and Joint Ventures

We do not have voting control over all of the properties owned in our co-investment partnerships and joint ventures, so we are unable to ensure that our objectives will be pursued. The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to make distributions to stock and unit holders.

Risk Factors Related to Funding Strategies and Capital Structure

Our ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI at our properties which may dilute earnings. We depend on external sources of capital, which may not be available in the future on favorable terms or at all. Our debt financing may adversely affect our business and financial condition. Covenants in our debt agreements may restrict our operating activities and adversely affect our financial condition. Increases in interest rates would cause our borrowing costs to rise and negatively impact our results of operations. Hedging activity may expose us to risks, including the risks that a counterparty will not perform and that the hedge will not yield the economic benefits we anticipate, which may adversely affect us.

Risk Factors Related to the Market Price for Our Securities

Changes in economic and market conditions may adversely affect the market price of our securities. There is no assurance that we will continue to pay dividends at current or historical rates.

Risk Factors Related to the Company’s Qualification as a REIT

If the Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates. Dividends paid by REITs generally do not qualify for reduced tax rates. Certain foreign shareholders may be subject to U.S. federal income tax on gain recognized on a disposition of our common stock if we do not qualify as a “domestically controlled” REIT. Legislative or other actions affecting REITs may have a negative effect on us or our investors. Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities.

Risk Factors Related to the Company’s Common Stock

Restrictions on the ownership of the Company’s capital stock to preserve its REIT status may delay or prevent a change in control. The issuance of the Company's capital stock may delay or prevent a change in control. Ownership in the Company may be diluted in the future.

Supplemental Information xi

Summary Financial Information

September 30, 2023

(in thousands, except per share data)

	Three Months Ended		Year to Date
	2023	2022	2023	2022
Financial Results

Net income attributable to common shareholders (page 4)	$89,076	$87,578	$273,139	$387,602
Net income per diluted share	$0.50	$0.51	$1.57	$2.26

Nareit Funds From Operations (Nareit FFO) (page 9)	$182,780	$174,160	$546,048	$526,268
Nareit FFO per diluted share	$1.02	$1.01	$3.13	$3.05

Core Operating Earnings (page 9)	$173,989	$161,645	$516,475	$491,591
Core Operating Earnings per diluted share	$0.97	$0.94	$2.96	$2.85

Same Property NOI without termination fees (page 8)	$223,723	$219,094	$676,628	$663,098
% growth	2.1%		2.0%

Same Property NOI without termination fees or collection of 2020/2021 reserves (page 8)	$222,674	$216,298	$672,892	$645,268
% growth	2.9%		4.3%

Operating EBITDAre (page 9)	$221,452	$205,185	$652,033	$622,370

Dividends declared per share and unit	$0.650	$0.625	$1.950	$1.875
Payout ratio of Core Operating Earnings per share (diluted)	67.0%	66.5%	65.9%	65.8%

Diluted share and unit count

Weighted average shares (diluted) - Net income	178,231	171,525	173,711	171,870
Weighted average shares (diluted) - Nareit FFO and Core Operating Earnings	179,311	172,267	174,621	172,620

_________________________________________________________________________________________________

	As of	As of	As of	As of
	9/30/2023	12/31/2022	12/31/2021	12/31/2020
Capital Information

Market price per common share	$59.44	$62.50	$75.35	$45.59

Common shares outstanding	184,576	171,125	171,213	169,680
Exchangeable units held by noncontrolling interests	1,077	741	760	765
Common shares and equivalents issued and outstanding	185,653	171,866	171,973	170,445
Market equity value of common and convertible shares	$11,035,208	$10,741,627	$12,958,170	$7,770,596

Preferred stock	$225,000	-	-	-
Outstanding debt	4,601,234	4,225,014	4,235,735	4,457,742
Less: cash	(81,070)	(68,776)	(95,027)	(378,450)
Net debt and preferred stock	$4,745,164	$4,156,238	$4,140,708	$4,079,292

Total market capitalization	$15,780,372	$14,897,865	$17,098,878	$11,849,888

Debt metrics (pro-rata; trailing 12 months "TTM")(1)

Net Debt and Preferreds-to-Operating EBITDAre	5.5x	5.0x	5.1x	6.0x
Net Debt and Preferreds-to-Operating EBITDAre, adjusted	5.0x

Fixed charge coverage	4.7x	4.7x	4.5x	3.6x

(1)
In light of the merger with UBP on August 18, 2023, adjusted debt metric calculations include legacy Regency results for the trailing 12 months and the annualized contribution from UBP post merger.

Supplemental Information 1

Summary Real Estate Information

September 30, 2023

(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Number of properties	481	406	404	404	404
Number of retail operating properties	473	402	402	401	399
Number of same properties	395	395	395	389	390
Number of properties in redevelopment	7	6	6	6	6
Number of properties in development (1)	4	4	2	2	4

Gross Leasable Area (GLA) - All properties	56,735	51,325	51,137	51,145	51,115
GLA including retailer-owned stores - All properties	60,482	55,072	54,884	54,891	54,862
GLA - Retail operating properties	55,970	50,618	50,628	50,634	50,429
GLA - Same properties	49,860	49,807	49,808	49,043	49,218
GLA - Properties in redevelopment (2)	1,741	1,623	1,914	1,913	1,958
GLA - Properties in development (1)	707	707	509	511	686

Wholly Owned and Pro-Rata Share of Co-investment Partnerships
GLA - All properties	48,372	43,491	43,307	43,314	43,183
GLA including retailer-owned stores - All properties	52,119	47,238	47,053	47,061	46,929
GLA - Retail operating properties	47,686	42,862	42,876	42,882	42,575
GLA - Same properties (3)	42,160	42,143	42,148	42,153	42,222
Spaces > 10,000 sf (3)	26,316	26,303	26,313	26,319	26,357
Spaces < 10,000 sf (3)	15,844	15,841	15,835	15,834	15,865
GLA - Properties in redevelopment (2)	1,694	1,576	1,867	1,866	1,958
GLA - Properties in development (1)	629	629	431	433	608

% leased - All properties	94.6%	94.6%	94.9%	94.8%	94.6%
% leased - Retail operating properties	94.9%	95.0%	95.0%	94.9%	94.8%
% leased - Same properties (3)	95.4%	95.2%	95.1%	95.1%	94.7%
Spaces ≥ 10,000 sf (3)	96.7%	96.6%	96.9%	97.0%	96.8%
Spaces < 10,000 sf (3)	93.2%	92.7%	92.1%	91.9%	91.4%
% commenced - Same properties (3) (4)	92.7%	92.7%	92.8%	92.8%	92.3%

Same property NOI Growth - YTD (see page 8)	2.4%	2.5%	3.7%	2.7%	2.4%
Same property NOI Growth without Termination Fees - YTD (see page 8)	2.0%	2.0%	2.5%	2.9%	2.5%
Same property NOI Growth without Termination Fees or Redevelopments - YTD (see page 8)	1.2%	1.3%	2.5%	2.5%	2.2%
Same property NOI Growth without Termination Fees or Collection of 2020/2021 Reserves - YTD (see page 8)	4.3%	5.0%	6.3%	6.3%	6.5%
Rent spreads - Trailing 12 months (5) (see page 19)	8.7%	8.1%	7.3%	7.4%	8.8%

(1)
Includes current ground-up developments.
(2)
Represents entire center GLA rather than redevelopment portion only. Included in Same Property pool unless noted otherwise.
(3)
Prior periods adjusted for current same property pool.
(4)
Excludes leases that are signed but have not yet commenced.
(5)
Retail operating properties only. Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed.

Amounts may not foot due to rounding.

Supplemental Information 2

Consolidated Balance Sheets

September 30, 2023 and December 31,

(in thousands)

	2023	2022
	(unaudited)
Assets:
Net real estate investments:
Real estate assets at cost	$13,361,194	$11,858,064
Less: accumulated depreciation	2,619,345	2,415,860
Real estate assets, net	10,741,849	9,442,204
Investments in sales-type lease, net	8,558	-
Investments in real estate partnerships	382,300	350,377
Net real estate investments	11,132,707	9,792,581

Cash, cash equivalents, and restricted cash	81,070	68,776

Tenant receivables, net	28,792	31,486
Straight-line rent receivables, net	136,334	128,214
Other receivables	34,313	29,163
Tenant and other receivables	199,439	188,863

Deferred leasing costs, net	71,551	68,945
Acquired lease intangible assets, net	295,347	197,745
Right of use assets	301,821	275,513
Other assets	299,479	267,797

Total assets	$12,381,414	$10,860,220

Liabilities and Equity:
Liabilities:
Notes payable, net	$3,992,093	$3,726,754
Unsecured credit facility	77,000	-
Total notes payable	4,069,093	3,726,754

Accounts payable and other liabilities	360,102	317,259
Acquired lease intangible liabilities, net	396,423	354,204
Lease liabilities	242,394	213,722
Tenants' security, escrow deposits, and prepaid rent	81,875	70,242
Total liabilities	5,149,887	4,682,181

Equity:
Shareholders' Equity:
Preferred stock	225,000	-
Common stock, $.01 par	1,846	1,711
Additional paid in capital	8,658,931	7,852,691
Accumulated other comprehensive loss	9,435	7,560
Distributions in excess of net income	(1,834,298)	(1,764,977)
Total shareholders' equity	7,060,914	6,096,985
Noncontrolling Interests:
Exchangeable operating partnership units	53,914	34,489
Limited partners' interest	116,699	46,565
Total noncontrolling interests	170,613	81,054
Total equity	7,231,527	6,178,039

Total liabilities and equity	$12,381,414	$10,860,220

These consolidated balance sheets should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information 3

Consolidated Statements of Operations

For the Periods Ended September 30, 2023 and 2022

(in thousands)

(unaudited)

	Three Months Ended		Year to Date
	2023	2022	2023	2022
Revenues:
Lease income	$320,921	295,756	$934,180	882,265
Other property income	2,638	2,466	8,459	8,290
Management, transaction, and other fees	7,079	5,767	20,223	18,950
Total revenues	330,638	303,989	962,862	909,505

Operating Expenses:
Depreciation and amortization	87,505	80,270	253,373	237,462
Property operating expense	59,227	49,577	164,643	143,788
Real estate taxes	40,171	37,926	117,157	111,495
General and administrative	20,903	20,273	71,248	56,710
Other operating expense	3,533	949	4,718	3,739
Total operating expenses	211,339	188,995	611,139	553,194

Other Expense (Income):
Interest expense, net	38,807	36,361	112,156	109,798
Gain on sale of real estate, net of tax	(184)	(220)	(515)	(106,459)
Net investment (income) loss	1,020	1,215	(2,449)	9,177
Total other expense (income)	39,643	37,356	109,192	12,516

Income from operations before equity in income of
investments in real estate partnerships	79,656	77,638	242,531	343,795

Equity in income of investments in real estate partnerships	12,517	11,209	36,302	47,855

Net income	92,173	88,847	278,833	391,650

Noncontrolling Interests:
Exchangeable operating partnership units	(520)	(379)	(1,490)	(1,694)
Limited partners' interests in consolidated partnerships	(933)	(890)	(2,560)	(2,354)
Income attributable to noncontrolling interests	(1,453)	(1,269)	(4,050)	(4,048)

Net income attributable to controlling interests	90,720	87,578	274,783	387,602

Preferred stock dividends	(1,644)	-	(1,644)	-
Net income attributable to common shareholders	$89,076	87,578	$273,139	387,602

These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information 4

Supplemental Details of Operations (Consolidated Only)

For the Periods Ended September 30, 2023 and 2022

(in thousands)

		Three Months Ended		Year to Date
		2023	2022	2023	2022
	Revenues:
*	Base rent	$227,347	207,555	$654,254	611,160
*	Recoveries from tenants	76,973	69,376	222,947	205,614
*	Percentage rent	1,868	1,884	10,278	7,583
*	Termination Fees	1,049	763	6,270	3,091
*	Uncollectible lease income	(636)	1,110	958	12,156
*	Other lease income	3,509	2,663	8,570	7,470
	Straight-line rent on lease income	2,693	6,921	8,169	18,405
	Above/below market rent amortization	8,118	5,484	22,734	16,786
	Lease income	320,921	295,756	934,180	882,265

*	Other property income	2,638	2,466	8,459	8,290

	Property management fees	3,591	3,224	10,536	10,152
	Asset management fees	1,623	1,680	4,900	5,105
	Leasing commissions and other fees	1,865	863	4,787	3,693
	Management, transaction, and other fees	7,079	5,767	20,223	18,950

	Total revenues	330,638	303,989	962,862	909,505

	Operating Expenses:
	Depreciation and amortization (including FF&E)	87,505	80,270	253,373	237,462

*	Operating and maintenance	54,906	45,758	152,435	132,418
*	Ground rent	3,595	3,031	9,989	9,001
	Straight-line rent on ground rent	339	401	1,058	1,208
	Above/below market ground rent amortization	387	387	1,161	1,161
	Property operating expense	59,227	49,577	164,643	143,788

*	Real estate taxes	40,171	37,926	117,157	111,495

	Gross general & administrative	20,824	19,456	63,788	59,332
	Stock-based compensation	4,199	4,125	13,123	12,699
	Capitalized direct development compensation costs	(3,328)	(2,299)	(7,811)	(7,305)
	General & administrative, net(1)	21,695	21,282	69,100	64,726
	Loss (gain) on deferred compensation plan (2)	(792)	(1,009)	2,148	(8,016)
	General & administrative	20,903	20,273	71,248	56,710

	Other expenses	1,725	821	4,059	3,602
	Development pursuit costs, net	297	128	(852)	137
	Transition costs	1,511	-	1,511	-
	Other operating expenses	3,533	949	4,718	3,739

	Total operating expenses	211,339	188,995	611,139	553,194

	Other Expense (Income):
	Gross interest expense	38,554	36,344	112,192	109,067
	Derivative amortization	109	109	328	328
	Debt cost amortization	1,389	1,396	4,166	4,182
	Debt and derivative mark-to-market amortization	632	(29)	632	(202)
	Capitalized interest	(1,492)	(1,170)	(4,026)	(2,985)
	Interest income	(385)	(289)	(1,136)	(592)
	Interest expense, net	38,807	36,361	112,156	109,798

	Gain on sale of real estate, net of tax	(184)	(220)	(515)	(106,459)
	Net investment (income) loss (2)	1,020	1,215	(2,449)	9,177

	Total other expense (income)	39,643	37,356	109,192	12,516
* Component of Net Operating Income

(1)
General & administrative, net is referenced and reflected as G&A expense, net in earnings guidance on page 36
(2)
The change in value of participant obligations within Regency’s non-qualified deferred compensation plan is included in General and administrative expense, which is offset by changes in value of assets held in the plan which is included in Net investment income.

These consolidated supplemental details of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information 5

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)

September 30, 2023 and December 31,

(in thousands)

	Noncontrolling Interests		Share of JVs
	2023	2022	2023	2022
Assets:
Real estate assets at cost	$(102,053)	(101,127)	$1,289,314	1,200,127
Less: accumulated depreciation	(17,748)	(16,173)	483,047	447,002
Real estate assets, net	(84,305)	(84,954)	806,267	753,125
Investments in sales-type lease, net	(2,570)	-	34,063	31,538
Net real estate investments	(86,875)	(84,954)	840,330	784,663

Cash, cash equivalents, and restricted cash	(67,773)	(3,549)	21,922	18,064

Tenant recivables, net	(219)	(174)	3,782	3,700
Straight-line rent receivables, net	(2,061)	(1,883)	21,955	19,836
Other receivables	(55)	(77)	854	842
Tenant and other receivables	(2,335)	(2,134)	26,591	24,378

Deferred leasing costs, net	(1,320)	(1,315)	16,532	15,113
Acquired lease intangible assets, net	(1,261)	(1,396)	4,651	4,654
Right of use assets	(1,726)	(1,590)	4,874	5,043
Other assets	(1,297)	(1,198)	37,453	29,378

Total assets	$(162,587)	(96,136)	$952,353	881,293

Liabilities:
Notes payable	$(39,121)	(40,012)	$532,141	498,260
Accounts payable and other liabilities	(4,065)	(6,983)	25,707	20,031
Acquired lease intangible liabilities, net	(259)	(290)	4,286	4,865
Lease liabilities	(2,106)	(1,932)	4,209	4,259
Tenants' security, escrow deposits, and prepaid rent	(337)	(354)	3,710	3,501

Total liabilities	$(45,888)	(49,571)	$570,053	530,916

Note

Noncontrolling interests represent limited partners' interests in consolidated partnerships' activities and Share of JVs represents the Company's share of co-investment partnerships' activities, of which each are included on a single line presentation in the Company's consolidated financial statements in accordance with GAAP.

Supplemental Information 6

Supplemental Details of Operations (Real Estate Partnerships Only)

For the Periods Ended September 30, 2023 and 2022

(in thousands)

		Noncontrolling Interests				Share of JVs
		Three Months Ended		Year to Date		Three Months Ended		Year to Date
		2023	2022	2023	2022	2023	2022	2023	2022
	Revenues:
*	Base rent	$(2,033)	(2,102)	$(6,078)	(6,056)	$25,042	23,764	$73,341	72,625
*	Recoveries from tenants	(598)	(589)	(1,716)	(1,675)	8,392	7,169	24,743	23,380
*	Percentage rent	(2)	-	(13)	(1)	339	360	1,360	1,196
*	Termination Fees	(41)	(31)	(52)	(42)	(8)	164	189	726
*	Uncollectible lease income	8	(19)	(36)	(72)	(96)	117	(55)	1,109
*	Other lease income	(33)	(31)	(107)	(97)	358	346	1,077	997
	Straight-line rent on lease income	(103)	(150)	(226)	(309)	747	952	2,552	1,990
	Above/below market rent amortization	2	(2)	4	(4)	196	106	590	314
	Lease income	(2,800)	(2,924)	(8,224)	(8,256)	34,970	32,978	103,797	102,337

*	Other property income	-	(3)	(11)	(7)	124	90	504	417

	Asset management fees	-	-	-	-	(238)	(249)	(719)	(778)
	Management, transaction, and other fees	-	-	-	-	(160)	(249)	(641)	(778)

	Total revenues	(2,800)	(2,927)	(8,235)	(8,263)	34,934	32,819	103,660	101,976

	Operating Expenses:
	Depreciation and amortization (including FF&E)	(648)	(750)	(1,954)	(2,083)	7,685	7,410	22,626	22,443

*	Operating and maintenance	(429)	(427)	(1,294)	(1,321)	5,550	4,974	16,733	15,853
*	Ground rent	(32)	(29)	(94)	(88)	88	85	257	239
	Straight-line rent on ground rent	(13)	(14)	(39)	(44)	30	29	90	89
	Above/below market ground rent amortization	-	-	-	-	10	10	29	29
	Property operating expense	(474)	(470)	(1,427)	(1,453)	5,678	5,098	17,109	16,210

*	Real estate taxes	(307)	(372)	(992)	(1,068)	4,328	3,988	12,601	12,736

	General & administrative, net(1)	-	-	-	-	112	74	270	228

	Other expenses	(41)	(37)	(67)	(92)	269	236	825	750
	Development pursuit costs	-	-	-	-	-	7	-	12
	Other operating expenses	(41)	(37)	(67)	(92)	269	243	825	762

	Total operating expenses	(1,470)	(1,629)	(4,440)	(4,696)	18,072	16,813	53,431	52,379

	Other Expense (Income):
	Gross interest expense	(381)	(378)	(1,158)	(1,066)	4,864	4,608	14,148	13,867
	Debt cost amortization	(14)	(14)	(42)	(37)	207	154	597	414
	Debt and derivative mark-to-market amortization	(6)	(16)	(41)	(28)	41	17	76	45
	Interest income	4	-	6	-	(124)	-	(277)	-
	Interest expense, net	(397)	(408)	(1,235)	(1,131)	4,988	4,779	14,544	14,326

	Gain on sale of real estate	-	-	-	(82)	(643)	18	(617)	(12,760)
	Early extinguishment of debt	-	-	-	-	-	-	-	176

	Total other expense (income)	(397)	(408)	(1,235)	(1,213)	4,345	4,797	13,927	1,742

* Component of Net Operating Income

(1)
General & administrative, net is referenced and reflected as G&A expense, net in earnings guidance on page 36

Note

Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

Supplemental Information 7

Supplemental Details of Same Property NOI (Pro-Rata)

For the Periods Ended September 30, 2023 and 2022

(in thousands)

	Three Months Ended		Year to Date
	2023	2022	2023	2022
Same Property NOI Detail:

Real Estate Revenues:
Base rent	$235,876	228,761	$702,995	677,917
Recoveries from tenants	80,327	75,942	240,872	227,497
Percentage rent	2,208	2,244	11,600	8,774
Termination fees	1,037	902	6,407	3,790
Uncollectible lease income	(392)	1,214	1,113	13,105
Other lease income	3,276	3,081	9,056	8,606
Other property income	2,023	1,930	6,803	6,680
Total real estate revenues	324,355	314,074	978,846	946,369

Real Estate Operating Expenses:
Operating and maintenance	55,747	49,544	162,586	147,725
Real estate taxes	40,695	41,543	124,100	122,900
Ground rent	3,153	2,991	9,125	8,856
Total real estate operating expenses	99,595	94,078	295,811	279,481

Same Property NOI	$224,760	219,996	$683,035	666,888
% change	2.2%		2.4%

Same Property NOI without Termination Fees	$223,723	219,094	$676,628	663,098
% change	2.1%		2.0%

Same Property NOI without Termination Fees or Redevelopments	$191,110	189,398	$579,772	572,834
% change	0.9%		1.2%

Same Property NOI without Termination Fees or Collection of 2020/2021 Reserves	$222,674	216,298	$672,892	645,268
% change	2.9%		4.3%

Percent Contribution to Same Property NOI Performance:
Base rent	3.2%		3.8%
Uncollectible lease income (1)	0.1%		0.3%
Collection of 2020/2021 reserves	-0.8%		-2.1%
Net expense recoveries	-0.5%		-0.4%
Other lease / property income	0.1%		0.1%
Percentage rent	0.0%		0.4%
Same Property NOI without Termination Fees (% impact)	2.1%		2.0%

Reconciliation of Net Income Attributable to Common Shareholders to Same Property NOI:

Net income attributable to common shareholders	$89,076	87,578	$273,139	387,602
Less:
Management, transaction, and other fees	(7,079)	(5,767)	(20,223)	(18,950)
Other (2)	(12,016)	(13,564)	(34,317)	(38,295)
Plus:
Depreciation and amortization	87,505	80,270	253,373	237,462
General and administrative	20,903	20,273	71,248	56,710
Other operating expense	3,533	949	4,718	3,739
Other expense	39,643	37,356	109,192	12,516
Equity in income of investments in real estate excluded from NOI (3)	11,668	11,754	35,266	23,767
Net income attributable to noncontrolling interests	1,453	1,269	4,050	4,048
Preferred stock dividends	1,644	-	1,644	-
NOI	236,330	220,118	698,090	668,599

Less non-same property NOI (4)	(11,570)	(122)	(15,055)	(1,711)
Same Property NOI	$224,760	219,996	$683,035	666,888
(1)
Excludes the impact of collection on '20/'21 reserves or write offs.
(2)
Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(3)
Includes non-NOI income and expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, interest expense, and real estate gains and impairments.
(4)
Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests. Also includes adjustments for earnings at the four properties we acquired from our former unconsolidated RegCal partnership in 2022 in order to calculate growth on a comparable basis for the periods presented.

Supplemental Information 8

Reconciliations of Non-GAAP Financial Measures

For the Periods Ended September 30, 2023 and 2022

(in thousands, except per share data)

	Three Months Ended		Year to Date
	2023	2022	2023	2022

Reconciliation of Net Income to Nareit FFO:

Net Income Attributable to Common Shareholders	$89,076	87,578	$273,139	387,602
Adjustments to reconcile to Nareit Funds From Operations (1):
Depreciation and amortization (excluding FF&E)	94,011	86,405	272,551	256,273
Gain on sale of real estate	(827)	(202)	(1,132)	(119,301)
Exchangeable operating partnership units	520	379	1,490	1,694
Nareit Funds From Operations	$182,780	174,160	$546,048	526,268

Nareit FFO per share (diluted)	$1.02	1.01	$3.13	3.05
Weighted average shares (diluted)	179,311	172,267	174,621	172,620

Reconciliation of Nareit FFO to Core Operating Earnings:

Nareit Funds From Operations	$182,780	174,160	$546,048	526,268
Adjustments to reconcile to Core Operating Earnings (1):
Not Comparable Items
Transition costs	1,511	-	1,511	-
Early extinguishment of debt	-	-	-	176
Certain Non Cash Items
Straight-line rent	(3,142)	(3,140)	(7,315)	(9,152)
Uncollectible straight-line rent	92	(4,156)	(2,298)	(9,610)
Above/below market rent amortization, net	(7,919)	(5,191)	(22,138)	(15,906)
Debt and derivative mark-to-market amortization	667	(28)	667	(185)
Core Operating Earnings	$173,989	161,645	$516,475	491,591

Core Operating Earnings per share (diluted)	$0.97	0.94	$2.96	2.85
Weighted average shares (diluted)	179,311	172,267	174,621	172,620

Reconciliation of Net Income to Nareit EBITDAre:

Net Income	$92,173	88,847	$278,833	391,650
Adjustments to reconcile to Nareit EBITDAre (2):
Interest expense	44,304	41,429	128,113	124,716
Income tax expense	158	56	643	79
Depreciation and amortization	95,190	87,680	275,999	259,905
Gain on sale of real estate	(827)	(202)	(1,132)	(119,219)
Nareit EBITDAre	$230,998	217,810	$682,456	657,131

Reconciliation of Nareit EBITDAre to Operating EBITDAre:

Nareit EBITDAre	$230,998	217,810	$682,456	657,131
Adjustments to reconcile to Operating EBITDAre (2):
Transition costs	1,511	-	1,511	-
Early extinguishment of debt	-	-	-	176
Straight-line rent, net	(3,140)	(7,432)	(9,800)	(19,027)
Above/below market rent amortization, net	(7,917)	(5,193)	(22,134)	(15,910)
Operating EBITDAre	$221,452	205,185	$652,033	622,370
(1)
Includes Regency’s consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests, which can be found on page 7.
(2)
Includes Regency’s consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.

Supplemental Information 9

Capital Expenditures and Additional Disclosures

For the Periods Ended September 30, 2023 and 2022

(in thousands)

	Three Months Ended		Year to Date
	2023	2022	2023	2022
Capital Expenditures:

Operating Properties (1)
Tenant allowance and landlord work	$15,958	13,077	$35,361	37,967
Leasing commissions	2,837	4,406	11,328	11,492
Leasing Capital Expenditures	18,795	17,483	46,689	49,459

Building improvements	7,843	7,707	18,494	20,842
Operating Capital Expenditures	$26,638	25,190	$65,183	70,301

Development & Redevelopment Properties (1)
Ground-up development	$11,979	812	$51,704	27,409
Redevelopment	18,972	17,315	64,015	48,690
Development & Redevelopment Expenditures	$30,951	18,127	$115,719	76,099

Additional Disclosures:

Other Non Cash Expense (2)
Derivative amortization	$109	109	$328	328
Debt cost amortization	1,581	1,537	4,721	4,559
Stock-based compensation	4,199	4,125	13,123	12,699
Other Non Cash Expense	$5,889	5,771	$18,172	17,586
(1)
Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.
(2)
Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests, which can be found on page 7.

Supplemental Information 10

Summary of Consolidated Debt

September 30, 2023 and December 31,

(in thousands)

Total Debt Outstanding:	9/30/2023	12/31/2022
Notes Payable:
Fixed rate mortgage loans	$736,725	$474,193
Variable rate mortgage loans	3,709	4,188
Fixed rate unsecured public debt	3,055,737	3,053,550
Fixed rate unsecured private debt	195,922	194,823
Unsecured credit facility:
Revolving line of credit	77,000	-
Total	$4,069,093	$3,726,754

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Weighted Average Contractual Interest Rate on Maturities
2023	$4,154	-	-	4,154	-
2024	12,934	133,809	250,000	396,743	3.73%
2025	11,094	52,369	327,000	390,463	4.32%
2026	11,426	134,850	200,000	346,276	3.88%
2027	8,612	222,429	525,000	756,041	3.65%
2028	6,841	36,739	300,000	343,580	4.37%
2029	2,754	36,746	425,000	464,500	2.79%
2030	2,495	3,163	600,000	605,658	3.69%
2031	2,193	30,829	-	33,022	3.68%
2032	147	35,265	-	35,412	3.15%
>10 years	332	151	725,000	725,483	4.55%
Unamortized debt premium/(discount), net of issuance costs	-	(8,898)	(23,341)	(32,239)
	$62,982	677,452	3,328,659	4,069,093	3.90%

Percentage of Total Debt:	9/30/2023	12/31/2022
Fixed	98.0%	99.9%
Variable	2.0%	0.1%

Current Weighted Average Contractual Interest Rates:(2)
Fixed	3.9%	3.8%
Variable	6.3%	5.7%
Combined	3.9%	3.8%

Current Weighted Average Effective Interest Rate:(3)
Combined	4.1%	4.0%

Average Years to Maturity:
Fixed	7.3	8.6
Variable	1.6	2.2
(1)
Includes unsecured public and private placement debt and any drawn balance on unsecured revolving line of credit.
(2)
Interest rates are calculated as of the quarter end.
(3)
Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility fees.

Supplemental Information 11

Summary of Consolidated Debt

September 30, 2023 and December 31,

(in thousands)

		Contractual		Effective
Lender	Collateral	Rate		Rate(1)	Maturity	9/30/2023	12/31/2022
Secured Debt - Fixed Rate Mortqaqe Loans
Genworth Life Insurance Company	Aventura, Oakbrook & Treasure Coast	6.50%			02/28/24	1,603	3,916
Prudential Insurance Company of America	4S Commons Town Center	3.50%			06/05/24	79,483	80,811
Ellis Partners	Pruneyard	4.25%			06/30/24	2,200	2,200
Bank of New York Mellon	Arcadian Shopping Center	4.00%			08/15/24	13,134	-
Great-West Life & Annuity Insurance Co	Erwin Square	3.78%			09/01/24	10,000	10,000
Wells Fargo Bank	Orangetown Shopping Center	4.48%			10/01/24	6,016	-
Security Life of Denver Insurance Co.	Cos Cob Commons & Station Centre @ Old Greenwich	4.07%			11/01/24	20,040	-
Bank of New York Mellon	McLean Plaza	3.71%			11/20/24	5,000	-
KeyBank	High Ridge Center	3.65%			03/01/25	8,934	-
PNC Bank	Circle Marina Center	2.54%			03/17/25	24,000	24,000
Prudential Insurance Company of America	Country Walk Plaza	3.91%			11/05/25	16,000	16,000
Metropolitan Life Insurance Company	Westbury Plaza	3.76%			02/01/26	88,000	88,000
M&T Bank	Cos Cob Plaza & Greenwich Commons	3.48%			10/01/26	8,856	-
Santander Bank	Baederwood Shoppes	3.28%			12/19/26	24,365	24,365
TD Bank	Black Rock Shopping Center	6.03%			12/31/26	15,390	18,637
Voya Retire Insurance and Annuity Co.	Meadtown Shopping Center	3.85%			01/01/27	9,412	-
Voya Retire Insurance and Annuity Co.	Midland Park Shopping Center	3.85%			01/01/27	17,813	-
Voya Retire Insurance and Annuity Co.	Valley Ridge Shopping Center	3.85%			01/01/27	16,861	-
Voya Retire Insurance and Annuity Co.	Cedar Hill Shopping Center	3.85%			01/01/27	7,071	-
The Guardian Life Insurance of America	Willa Springs	3.81%			03/01/27	16,700	16,700
The Guardian Life Insurance of America	Alden Bridge	3.81%			03/01/27	26,000	26,000
The Guardian Life Insurance of America	Bethany Park Place	3.81%			03/01/27	10,200	10,200
The Guardian Life Insurance of America	Blossom Valley	3.81%			03/01/27	22,300	22,300
The Guardian Life Insurance of America	Dunwoody Hall	3.81%			03/01/27	13,800	13,800
The Guardian Life Insurance of America	Hasley Canyon Village	3.81%			03/01/27	16,000	16,000
PNC Bank	Fellsway Plaza	4.06%			06/02/27	35,016	35,446
M&T Bank	Ridgeway Shopping Center	3.40%			07/01/27	43,446	-
New York Life Insurance	Oak Shade Town Center	6.05%			05/10/28	4,286	4,869
Provident Bank	Washington Commons	4.83%			08/15/28	8,830	-
TD Bank	Brick Walk Shopping Center	6.71%			09/19/28	31,000	31,131
New York Life Insurance	Von's Circle Center	5.20%			10/10/28	4,466	5,031
New York Life Insurance	Copps Hill Plaza	6.06%			01/01/29	8,027	8,962
American United Life Insurance Company	Ferry Plaza	4.63%			04/01/29	8,849	-
M&T Bank	Goodwives Shopping Center	4.82%			04/03/29	23,157	-
Bank of New York Mellon	Lakeview Shopping Center	3.63%			06/25/29	11,008	-
Tanglewood Shopping Center Co.	Tanglewood Shopping Center	5.05%			03/29/30	1,513	-
Tanglewood Shopping Center Co.	Tanglewood Shopping Center	4.55%			03/29/30	1,650	-
Security Life of Denver Insurance Co.	Newfield Green	3.89%			08/01/31	19,366	-
American United Life Insurance Company	Village Shopping Center	3.50%			11/01/31	20,215	-
RGA Reinsurance Company	Boonton Shopping Center	3.45%			01/01/32	10,641	-
Bank of New York Mellon	The Dock-Dockside & The Dock-Railside	3.05%			01/31/32	33,792	-
City of Rollingwood	Shops at Mira Vista	8.00%			03/01/32	169	180
First County Bank	Old Greenwich CVS	5.63%			06/01/37	972	-
Wells Fargo	Hewlett I	4.41%			01/06/23	-	8,879
State Farm Life Insurance Company	Tech Ridge Center	5.83%			06/01/23	-	715
American United Life Insurance Company	Westport Plaza	7.49%			08/01/23	-	1,457
Unamortized premiums on assumed debt of acquired properties, net of issuance costs					01/00/00	(8,857)	4,594
Total Fixed Rate Mortgage Loans		3.95%		4.08%		$736,725	$474,193

Unsecured Debt
Debt Offering (5/16/14)	Fixed-rate unsecured	3.75%			06/15/24	250,000	250,000
Debt Offering (8/17/15)	Fixed-rate unsecured	3.90%			11/01/25	250,000	250,000
Debt Placement (5/11/16)	Fixed-rate unsecured	3.81%			05/11/26	100,000	100,000
Debt Placement (8/11/16)	Fixed-rate unsecured	3.91%			08/11/26	100,000	100,000
Debt Offering (1/17/17)	Fixed-rate unsecured	3.60%			02/01/27	525,000	525,000
Debt Offering (3/9/18)	Fixed-rate unsecured	4.13%			03/15/28	300,000	300,000
Debt Offering (8/13/19)	Fixed-rate unsecured	2.95%			09/15/29	425,000	425,000
Debt Offering (5/13/20)	Fixed-rate unsecured	3.70%			06/15/30	600,000	600,000
Debt Offering (1/17/17)	Fixed-rate unsecured	4.40%			02/01/47	425,000	425,000
Debt Offering (3/6/19)	Fixed-rate unsecured	4.65%			03/15/49	300,000	300,000
Revolving Line of Credit	Variable-rate unsecured	Adjusted SOFR + 0.865%	(2)		03/23/25	77,000	-
Unamortized debt discount and issuance costs						(23,341)	(26,627)
Total Unsecured Debt, Net of Discounts		3.83%		3.98%		$3,328,659	$3,248,373

Variable Rate Mortgage Loans
PNC Bank	Market at Springwoods Village	SOFR + 1.40%			03/28/25	$3,750	$4,250
Unamortized debt discount and issuance costs						(41)	(62)
Total Variable Rate Mortgage Loans		6.71%		7.44%		$3,709	$4,188

Total		3.90%		4.15%		$4,069,093	$3,726,754
(1)
Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility and unused fees.
(2)
Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $1.25 billion line of credit. Maturity is subject to two additional six-month periods at the Company’s option. Effective 1/12/23, the interest rate has been amended to SOFR plus a 0.10% market adjustment ("Adjusted SOFR") plus our current applicable margin of 0.865%.

Supplemental Information 12

Summary of Unsecured Debt Covenants and Leverage Ratios

September 30, 2023

(in thousands)

Outstanding Unsecured Public Debt:	Origination	Maturity	Rate	Balance
	05/16/14	06/15/24	3.750%	$250,000
	08/17/15	11/01/25	3.900%	$250,000
	01/17/17	02/01/27	3.600%	$525,000
	03/09/18	03/15/28	4.125%	$300,000
	08/20/19	09/15/29	2.950%	$425,000
	05/13/20	06/15/30	3.700%	$600,000
	01/17/17	02/01/47	4.400%	$425,000
	03/06/19	03/15/49	4.650%	$300,000

Unsecured Public Debt Covenants:	Required	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Fair Market Value Calculation Method Covenants (1) (2)
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	26%	26%	26%	26%	26%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	5%	3%	3%	3%	3%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	5.9x	5.6x	5.7x	5.6x	5.7x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	419%	407%	400%	400%	399%

Ratios(3):		9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Consolidated Only

Net debt to total market capitalization		26.2%	25.6%	25.9%	25.4%	27.9%
Net debt to real estate assets, before depreciation		29.0%	29.8%	30.0%	30.0%	29.5%
Net debt to total assets, before depreciation		26.7%	27.5%	27.8%	27.7%	27.3%

Net debt and preferreds to Operating EBITDAre - TTM		5.0x	4.4x	4.4x	4.5x	4.4x
Net debt and preferreds to Operating EBITDAre - TTM, adjusted		4.5x
Fixed charge coverage		5.3x	5.3x	5.3x	5.2x	5.2x
Interest coverage		5.7x	5.7x	5.7x	5.6x	5.6x

Unsecured assets to total real estate assets		85.7%	90.4%	90.2%	89.5%	89.4%
Unsecured NOI to total NOI - TTM		90.9%	91.6%	91.6%	90.9%	91.0%
Unencumbered assets to unsecured debt		350%	332%	326%	326%	324%

Total Pro-Rata Share

Net debt to total market capitalization		28.6%	28.2%	28.4%	27.9%	30.7%
Net debt to real estate assets, before depreciation		30.8%	31.6%	31.8%	31.8%	31.5%
Net debt to total assets, before depreciation		28.3%	29.1%	29.4%	29.3%	29.0%

Net debt and preferreds to Operating EBITDAre - TTM		5.5x	4.9x	4.9x	5.0x	5.0x
Net debt and preferreds to Operating EBITDAre - TTM, adjusted		5.0x
Fixed charge coverage		4.7x	4.8x	4.7x	4.7x	4.6x
Interest coverage		5.2x	5.1x	5.1x	5.1x	5.0x
(1)
For a complete listing of all Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.
(2)
Current period debt covenants are finalized and submitted after the Company’s most recent Form 10-Q or Form 10-K filing.
(3)
In light of the merger with UBP on August 18, 2023, adjusted debt metric calculations include legacy Regency results for the trailing 12 months and the annualized contribution from UBP post merger.

Supplemental Information 13

Summary of Unconsolidated Debt

September 30, 2023 and December 31,

(in thousands)

Total Debt Outstanding:	9/30/2023	12/31/2022
Mortgage loans payable:
Fixed rate secured loans	$1,430,484	$1,368,330
Variable rate secured loans	19,301	6,167
Unsecured credit facilities variable rate	39,800	23,800
Unsecured credit facility fixed rate	1,487	-
Total	$1,491,072	$1,398,297

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Weighted Average Contractual Interest Rate on Maturities	Regency's Pro Rata Share	Regency's Pro Rata Weighted Average Contractual Interest Rate on Maturities
2023	$941	-	-	941	-	284	-
2024	3,718	33,690	-	37,408	3.86%	14,678	3.75%
2025	6,094	146,221	-	152,315	3.82%	48,005	3.94%
2026	7,393	225,589	39,800	272,782	5.23%	86,475	5.20%
2027	7,576	32,800	-	40,376	2.60%	13,669	2.41%
2028	4,267	246,718	1,487	252,472	4.87%	92,784	4.97%
2029	2,841	60,000	-	62,841	4.34%	13,017	4.34%
2030	2,106	179,317	-	181,423	2.86%	70,522	2.88%
2031	625	352,240	-	352,865	3.14%	137,198	3.13%
2032	500	142,270	-	142,770	3.08%	58,369	3.10%
>10 Years	617	5,497	-	6,114	4.72%	1,223	4.72%
Unamortized debt premium / (discount) and issuance costs (2)	-	(11,235)	-	(11,235)		(4,085)
	$36,678	1,413,107	41,287	1,491,072	3.90%	532,139	3.86%

Percentage of Total Debt:	9/30/2023	12/31/2022
Fixed	96.0%	97.9%
Variable	4.0%	2.1%

Current Weighted Average Contractual Interest Rates:(1)
Fixed	3.8%	3.7%
Variable	7.2%	5.9%
Combined	3.9%	3.7%

Current Weighted Average Effective Interest Rates:(2)
Combined	4.1%	3.9%

Average Years to Maturity:
Fixed	5.5	5.5
Variable	2.8	3.1
(1)
Interest rates are calculated as of the quarter end.
(2)
Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost, amortization, interest rate swaps, and facility and unused fees.

Supplemental Information 14

Unconsolidated Investments

September 30, 2023

(in thousands)

					Regency
Investment Partner and	Number of	Total	Total	Total	Ownership	Share	Investment	Equity
Portfolio Summary Abbreviation	Properties	GLA	Assets	Debt	Interest	of Debt	9/30/2023	Pick-up
State of Oregon
(JV-C, JV-C2)	21	2,370	$568,321	$283,790	20.00%	$56,758	$50,809	$2,516
(JV-CCV)	1	600	98,412	74,794	30.00%	22,438	6,141	1,740
	22	2,970	666,733	358,584
GRI
(JV-GRI)	66	8,437	1,492,393	925,892	40.00%	370,357	148,596	27,118

CalSTRS
(JV-RC)	1	108	23,425	-	25.00%	-	5,550	369

NYSCRF
(JV-NYC) (1)	0	-	587	-	30.00%	-	159	68

Publix
(JV-O)	2	215	26,102	-	50.00%	-	12,842	1,192

Individual Investors
Ballard Blocks	2	249	126,840	-	49.90%	-	62,000	1,171
Bloom on Third (fka Town and Country Center)	1	73	220,468	98,957	35.00%	34,635	42,417	821
Others	8	1,124	183,056	107,639	11.20% - 66.67%	47,951	53,786	1,307

	102	13,176	$2,739,604	$1,491,072		$532,139	$382,300	$36,302
(1)
The NYC partnership has no remaining properties since selling the final two in May 2022.

Supplemental Information 15

Property Transactions

September 30, 2023

(in thousands)

Acquisitions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency's Share of Purchase Price	Weighted Average Cap Rate	Anchor(s)
Sep-23	Old Town Square	Oregon (20%)	Chicago, IL	87	$5,502		Jewel-Osco
	Property Total			87	$5,502	7.4%

Dispositions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency's Share of Sales Price	Weighted Average Cap Rate	Anchor(s)
	None
	Property/Outparcel(s) Total			-	-

	Non-Income Producing Land Total				$3,060

Supplemental Information 16

Summary of In-Process Developments and Redevelopments

September 30, 2023

(in thousands)

In-Process Developments and Redevelopments (1)
Shopping Centers	Market	Grocer/Anchor Tenant	Center GLA(a)	Center % Leased	Project Start	Est Initial Rent Commencement(b)	Est Stabilization Year(c)	Net Project Costs(d)	% of Costs Incurred	Stabilized Yield(e)
Ground-up Developments			707	72%				$152M	46%	7% +/-
Glenwood Green (2)(3)	Metro NYC	ShopRite / Target	353	92%	Q1-2022	1H-2024	2025	$46M	69%	7% +/-
Baybrook East - Phase 1B (2)(3)	Houston, TX	H-E-B	156	94%	Q2-2022	2H-2023	2025	$10M	74%	8% +/-
Sienna - Phase 1 (2)(3)	Houston, TX	Retail	30	19%	Q2-2023	2H-2024	2027	$9M	25%	8% +/-
The Shops at SunVet (2)	Long Island, NY	Whole Foods	168	29%	Q2-2023	2H-2025	2027	$87M	33%	7% +/-
Redevelopments			4,430	86%				$287M	45%	9% +/-
The Abbot	Boston, MA	Retail / Office Users	64	77%	Q2-2019	2H-2022	2025	$59M	92%	9% +/-
Westbard Square Phase I (4)(5)	Bethesda, MD	Giant	126	74%	Q2-2021	2H-2023	2025	$37M	68%	6% +/-
Buckhead Landing	Atlanta, GA	Publix	152	73%	Q2-2022	2H-2024	2025	$28M	25%	6% +/-
Bloom on Third (fka Town & Country Center) (4)	Los Angeles, CA	Whole Foods	147	60%	Q4-2022	1H-2026	2027	$25M	12%	15% +/-
Mandarin Landing (4)	Jacksonville, FL	Whole Foods	140	87%	Q2-2023	1H-2024	2025	$16M	5%	8% +/-
Serramonte Center - Phase 3	San Francisco, CA	Jagalchi	1,072	97%	Q2-2023	1H-2025	2025	$37M	13%	11% +/-
Circle Marina Center	Los Angeles, CA	Sprouts	118	87%	Q3-2023	1H-2025	2025	$15M	5%	8% +/-
Various Redevelopments (est costs < $10 million individually)			2,611	83%				$70M	30%	9% +/-
Total In-Process (In Construction)			5,137	84%				$440M	46%	8% +/-

In Process Development and Redevelopment Descriptions
Ground-up Developments
Glenwood Green

Located in Old Bridge, NJ (Metro NYC) and situated on Route 9, Glenwood Green is a 353k SF ground-up development anchored by Target, ShopRite and a medical office building; and includes approximately 70k SF of in-line shop space and leased outparcels.

Baybrook East - Phase 1B

Phase 1B of ground-up development in Houston, TX. The scope for Phase 1B calls for in-line shop space & outparcels for ground lease, representing approximately 50K SF. Combined with the previously completed Phase 1A, which features the market's leading grocer, H-E-B, Baybrook East will be approximately 156K SF.

Sienna - Phase 1

Located approximately 20 miles southwest of Houston, TX, in a 10,500-acre master-planned development that is consistently among the top-selling communities in the United States, Phase 1 will feature approximately 30k SF of shop space and outparcels.

The Shops at SunVet

Located in Long Island, NY, The Shops at SunVet will include the development of a vacant enclosed mall into a 168k open-air shopping center, anchored by Whole Foods and other leading retailers in a mix of junior anchors, shop space, and outparcels.

Redevelopments
The Abbot	Generational redevelopment and modernization of three historic buildings in the heart of Harvard Square into an unparalleled mixed-use project with flagship retail and Class A office space.
Westbard Square Phase 1

Existing property includes a Giant-anchored retail center, a three-level office building, two gas stations, and a vacant senior housing building. Phase 1 of the redevelopment will include construction of a 123k SF retail building anchored by a 70k SF Giant, and realignment of Westbard Avenue at the intersection with River Road. Regency will also participate in a joint venture whereby the partner will construct a ~100-unit senior living building.

Buckhead Landing

Buckhead Landing will be anchored by a 55k SF Publix with 38k SF of junior anchors and 57k SF of restaurant & retail space. This redevelopment will include the complete scrape and rebuild of the existing anchor box, in addition to delivering extensive site improvements and enhanced placemaking.

Bloom on Third (fka Town & Country Center)

Located in Los Angeles, CA, directly across from The Grove and The Original Farmers Market, this transformational redevelopment will include the demolition of a former Kmart building into new retail space and approximately 300 luxury mid-rise apartments. Regency has partnered with a leading multifamily developer, who will construct the apartments on a ground lease.

Mandarin Landing

The redevelopment will transform a Whole Foods-anchored site in Jacksonville, FL into a modern healthy-living center, featuring a 25k SF medical care facility to replace a vacant, former Office Depot space. The project also features a reconfiguration of adjacent shop space, an additional pad building, and a full façade renovation.

Serramonte Center - Phase 3

Redevelopment of the northeastern portion of the site, including a backfill of the former J.C. Penney box and adjacent space, plus two exterior pads. The former J.C. Penney box will feature Jagalchi, a leading Asian grocer with locations in South Korea, China, and the US.

Circle Marina Center

Acquired in 2019 with the intention of redevelopment, the project will transform an existing Staples box into a 23k SF prototype for Sprouts Farmers Market. In addition, the project will feature extensive site improvements, facade renovation, and enhanced placemaking.

Various Redevelopments (est costs < $10 million individually)	Various Redevelopment properties where estimated incremental costs at each project are less than $10 million.

See page 18 for footnotes

Supplemental Information 17

Development and Redevelopment Current Year Completions

September 30, 2023

(in thousands)

Current Year Development and Redevelopment Completions
Shopping Center Name	Market	Center GLA(a)	Center % Leased	Project Start	Est Initial Rent Commencement(b)	Est Stabilization Year(c)	Net Project Costs(d)	% of Costs Incurred	Stabilized Yield(e)
Ground-up Developments							-
None
Redevelopments		1,719	98%				$74M	92%	8% +/-
The Crossing Clarendon (4)	Metro DC	129	100%	Q4-2018	1H-2022	2024	$56M	92%	8% +/-
Redevelopment Completion (est costs < $10 million individually)		1,590	98%				$18M	95%	8% +/-
Total Completions		1,719	98%				$74M	92%	8% +/-
(a)
Center GLA represents 100% of the owned GLA at the property, unless footnoted otherwise.
(b)
Estimated Initial Rent Commencement represents the estimated date that the anchor or first tenants at each project will rent commence.
(c)
Estimated Stabilization Year represents the estimated year that the project will reach the stated stabilized yield on an annualized basis.
(d)
Represents Regency's pro-rata share of net project costs.
(e)
A stabilized yield for a redevelopment property represents the incremental NOI (estimated stabilized NOI less NOI prior to project commencement) divided by the total project costs.

(1)
Scope, economics and timing of development and redevelopment projects can change materially from estimates provided.
(2)
Ground-up development or redevelopment that is excluded from the Same Property NOI pool.
(3)
Estimated costs represent Regency's pro-rata share: Glenwood Green (70%); Baybrook East - Phase 1B (50%); Sienna Phase 1 (75%)
(4)
GLA and % Leased represents: Westbard Square – Phase 1 only; Bloom on Third – fully redeveloped center (existing center is 73k SF and 100% leased); Mandarin Landing – fully redeveloped center (existing center is 129k SF and 95% leased); and The Crossing Clarendon – only includes the former office building now leased to Life Time Fitness and ground floor retail.
(5)
Estimated costs are net of expected land sale proceeds of approximately $50m.

Note: Regency’s Estimate of Net GAAP Project Costs, after additional interest and overhead capitalization, are $495,147 for Ground-up Developments and Redevelopments In-Process. Percent of costs incurred is 43% for Ground-up Developments and Redevelopments In-Process.

Supplemental Information 18

Leasing Statistics

September 30, 2023

(Retail Operating Properties Only)

Leasing Statistics - Comparable
Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread % (Cash)	Rent Spread % (Straight-lined)	Weighted Avg. Lease Term	Tenant Allowance & Landlord Work/Sq. Ft.
3rd Quarter 2023	394	1,818	$25.93	9.3%	17.2%	6.2	$8.27
2nd Quarter 2023	369	1,960	25.29	11.7%	20.0%	6.7	10.97
1st Quarter 2023	350	1,076	28.00	5.5%	14.1%	5.5	6.41
4th Quarter 2022	433	1,692	26.80	7.2%	15.1%	6.6	6.15
Total - 12 months	1,546	6,548	$26.32	8.7%	16.8%	6.3	$8.19

New Leases	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread % (Cash)	Rent Spread % (Straight-lined)	Weighted Avg. Lease Term	Tenant Allowance & Landlord Work/Sq. Ft.
3rd Quarter 2023	107	371	$27.91	20.7%	31.2%	9.9	$37.91
2nd Quarter 2023	106	497	28.83	29.3%	44.0%	11.3	43.02
1st Quarter 2023	89	192	34.77	4.8%	16.1%	8.4	33.77
4th Quarter 2022	102	279	32.01	5.9%	16.7%	8.8	32.20
Total - 12 months	404	1,339	$30.08	16.9%	28.9%	9.9	$38.01

Renewals	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread % (Cash)	Rent Spread % (Straight-lined)	Weighted Avg. Lease Term	Tenant Allowance & Landlord Work/Sq. Ft.
3rd Quarter 2023	287	1,447	$25.43	6.5%	13.6%	5.2	$0.68
2nd Quarter 2023	263	1,463	24.14	6.1%	12.2%	5.2	0.56
1st Quarter 2023	261	884	26.55	5.7%	13.5%	4.9	0.55
4th Quarter 2022	331	1,413	25.90	7.5%	14.7%	6.2	1.63
Total - 12 months	1,142	5,207	$25.40	6.5%	13.6%	5.5	$0.89

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft			Weighted Avg. Lease Term	Tenant Allowance & Landlord Work/Sq. Ft.
3rd Quarter 2023	466	2,065	$26.06			7.1	$11.81
2nd Quarter 2023	425	2,184	26.52			6.6	14.40
1st Quarter 2023	404	1,326	27.03			5.7	9.26
4th Quarter 2022	498	2,020	25.67			6.4	9.91
Total - 12 months	1,793	7,595	$26.25			6.5	$11.57

Notes:

•
Represents Regency's wholly owned and pro-rata share of co-investment partnerships.
•
All amounts reported at execution.
•
Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share.
•
Rent Spreads are calculated on a comparable-space, cash basis for new and renewal leases executed and include all leasing transactions, including spaces vacant > 12 months.
•
Rent Spreads % (Cash) represent the percentage change between the initial 12 months of rent of the executed lease and the rent over the last 12 months of the prior lease.
•
Rent Spreads % (Straight-lined) represent the percentage change between the average rent over the duration of the executed lease and the average rent over the duration of the prior lease.
•
Tenant Allowance & Landlord Work includes costs for landlord work required to return space to a baseline condition, as well as tenant allowances and improvements as it relates to a specific lease.

Supplemental Information 19

New Lease Net Effective Rent and Leases Signed Not Yet Commenced

September 30, 2023

(Retail Operating Properties Only)

New Lease Net Effective Rent (1)

	Trailing Twelve Months	Three Months Ended
	9/30/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
New Leases weighted avg. over lease term:
Base rent	$32.69	$29.39	$35.73	$34.06	$31.64	$38.36

Tenant allowance and landlord work (2)	(4.66)	(4.68)	(5.03)	(4.10)	(4.57)	(4.86)

Third party leasing commissions	(0.87)	(0.78)	(0.90)	(1.05)	(0.81)	(0.82)

Net Effective Rent	$27.16	$23.93	$29.80	$28.92	$26.27	$32.68

Net effective rent / base rent	83%	81%	83%	85%	83%	85%

Weighted avg. lease term (years)	10.5	12.4	10.6	8.8	9.0	8.6

Percent of New Leases by Anchor & Shop

≥ 10,000 SF	40%	47%	41%	32%	36%	20%

< 10,000 SF	60%	53%	59%	68%	64%	80%

Leases Signed Not Yet Commenced (3)

As of 9/30/2023:	Leases	GLA (in 000s)	Annual ABR ($ in 000s)	Annual ABR ($ PSF)

≥ 10,000 SF	29	794	$12,108	$18.90

< 10,000 SF	302	758	24,035	38.31

Total	331	1,552	$36,144	$28.50
(1)
Includes comparable and non-comparable leasing transactions.
(2)
Tenant Allowance & Landlord Work includes costs for landlord work required to return space to a baseline condition, as well as tenant allowances and improvements as it relates to a specific lease.
(3)
Only represents leases on spaces that are currently vacant.

Note: Represents Regency's wholly owned and pro-rata share of co-investment partnerships, except GLA which is shown at 100%.

Supplemental Information 20

Annual Base Rent by State

September 30, 2023

(in thousands)

State	Number of Properties	GLA	% Leased (1)	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
California	70	9,089	95.7%	$263,123	$30.13	14.6%	18.8%	23.6%
Florida	94	10,989	94.2%	211,203	20.37	19.5%	22.7%	19.0%
New York	47	3,714	88.1%	96,952	29.38	9.8%	7.7%	8.7%
Connecticut	44	3,779	90.5%	87,532	25.62	9.1%	7.8%	7.9%
Texas	31	3,573	97.2%	74,234	21.36	6.4%	7.4%	6.7%
Georgia	22	2,122	94.4%	48,446	24.02	4.6%	4.4%	4.4%
Virginia	21	1,671	95.3%	46,977	29.45	4.4%	3.5%	4.2%
New Jersey	21	1,700	92.9%	37,785	23.93	4.4%	3.5%	3.4%
North Carolina	17	1,605	98.2%	35,193	22.41	3.5%	3.3%	3.2%
Washington	17	1,267	97.3%	34,754	28.16	3.5%	2.6%	3.1%
Illinois	11	1,355	93.9%	27,482	21.53	2.3%	2.8%	2.5%
Massachusetts	8	897	98.4%	26,421	29.84	1.7%	1.9%	2.4%
Colorado	19	1,408	97.4%	23,199	16.86	4.0%	2.9%	2.1%
Pennsylvania	10	711	96.9%	18,910	27.02	2.1%	1.5%	1.7%
Ohio	8	1,221	98.6%	16,373	13.56	1.7%	2.5%	1.5%
Maryland	11	583	95.6%	16,304	29.49	2.3%	1.2%	1.5%
Oregon	8	778	94.8%	16,051	21.62	1.7%	1.6%	1.4%
Minnesota	5	390	99.4%	7,404	19.14	1.0%	0.8%	0.7%
Indiana	3	335	98.1%	5,644	17.21	0.6%	0.7%	0.5%
Tennessee	3	314	100.0%	5,627	17.70	0.6%	0.6%	0.5%
Missouri	4	408	99.5%	4,518	11.12	0.8%	0.8%	0.4%
Delaware	2	255	96.8%	4,464	18.08	0.4%	0.5%	0.4%
South Carolina	2	83	100.0%	2,144	25.85	0.4%	0.2%	0.2%
Washington, D.C.	2	30	89.0%	1,523	57.83	0.4%	0.1%	0.1%
Michigan	1	97	74.0%	633	8.79	0.2%	0.2%	0.1%
Total All Properties	481	48,372	94.6%	$1,112,894	$24.25	100%	100%	100%

Note: Represents Regency's wholly owned and pro-rata share of co-investment partnerships.

(1)
Includes Properties in Development and leases that are executed but have not commenced.

Supplemental Information 21

Annual Base Rent by CBSA

September 30, 2023

(in thousands)

Largest CBSAs by Population (1)	Number of Properties	GLA	% Leased (2)	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
1) New York-Newark-Jersey City	65	5,036	89.4%	$129,483	$28.75	13.5%	10.4%	11.6%
2) Los Angeles-Long Beach-Anaheim	24	2,443	97.9%	$74,346	$31.09	5.0%	5.0%	6.7%
3) Chicago-Naperville-Elgin	12	1,634	94.9%	$32,092	$20.69	2.5%	3.4%	2.9%
4) Dallas-Fort Worth-Arlington	11	913	98.1%	$20,395	$22.77	2.3%	1.9%	1.8%
5) Houston-Woodlands-Sugar Land	15	1,827	96.9%	$36,068	$20.38	3.1%	3.8%	3.2%
6) Washington-Arlington-Alexandri	27	1,818	96.0%	$53,618	$30.72	5.6%	3.8%	4.8%
7) Philadelphia-Camden-Wilmington	10	1,165	95.5%	$24,473	$22.00	2.1%	2.4%	2.2%
8) Atlanta-SandySprings-Alpharett	22	2,122	94.4%	$48,446	$24.18	4.6%	4.4%	4.4%
9) Miami-Ft Lauderdale-PompanoBch	41	5,308	91.3%	$109,449	$22.59	8.5%	11.0%	9.8%
10) Phoenix-Mesa-Chandler	-	-	-	-	-	-	-	-
11) Boston-Cambridge-Newton	8	897	98.4%	$26,421	$29.95	1.7%	1.9%	2.4%
12) Rvrside-San Bernardino-Ontario	1	99	98.6%	$3,130	$32.15	0.2%	0.2%	0.3%
13) San Francisco-Oakland-Berkeley	18	3,343	93.7%	$96,527	$30.83	3.7%	6.9%	8.7%
14) Detroit-Warren-Dearborn	-	-	-	-	-	-	-	-
15) Seattle-Tacoma-Bellevue	17	1,267	97.3%	$34,754	$28.18	3.5%	2.6%	3.1%
16) Minneapol-St. Paul-Bloomington	5	390	99.4%	$7,404	$19.12	1.0%	0.8%	0.7%
17) San Diego-Chula Vista-Carlsbad	10	1,370	98.5%	$42,178	$31.25	2.1%	2.8%	3.8%
18) Tampa-St Petersburg-Clearwater	9	1,296	98.6%	$26,321	$20.60	1.9%	2.7%	2.4%
19) Denver-Aurora-Lakewood	11	940	97.3%	$15,276	$16.69	2.3%	1.9%	1.4%
20) Baltimore-Columbia-Towson	4	267	94.2%	$6,877	$27.37	0.8%	0.6%	0.6%
21) St. Louis	4	408	99.5%	$4,518	$11.12	0.8%	0.8%	0.4%
22) Charlotte-Concord-Gastonia	4	604	97.3%	$14,879	$25.33	0.8%	1.2%	1.3%
23) Orlando-Kissimmee-Sanford	7	834	96.5%	$16,117	$20.04	1.5%	1.7%	1.4%
24) San Antonio-New Braunfels	-	-	-	-	-	-	-	-
25) Portland-Vancouver-Hillsboro	5	436	94.2%	$9,334	$22.74	1.0%	0.9%	0.8%
26) Austin-Round Rock-Georgetown	5	834	96.9%	$17,771	$22.01	1.0%	1.7%	1.6%
27) Sacramento-Roseville-Folsom	4	318	99.8%	$7,626	$24.06	0.8%	0.7%	0.7%
28) Pittsburgh	-	-	-	-	-	-	-	-
29) Las Vegas-Henderson-Paradise	-	-	-	-	-	-	-	-
30) Cincinnati	5	899	98.1%	$12,405	$14.07	1.0%	1.9%	1.1%
31) Kansas City	-	-	-	-	-	-	-	-
32) Columbus	3	322	100.0%	$3,968	$12.32	0.6%	0.7%	0.4%
33) Indianapolis-Carmel-Anderson	2	56	88.5%	$1,034	$21.05	0.4%	0.1%	0.1%
34) Cleveland-Elyria	-	-	-	-	-	-	-	-
35) Nashvil-Davdsn-Murfree-Frankln	3	314	100.0%	$5,627	$17.90	0.6%	0.6%	0.5%
36) San Jose-Sunnyvale-Santa Clara	6	645	97.5%	$19,994	$31.80	1.2%	1.3%	1.8%
37) Virginia Beach-Norfolk-Newport News	-	-	-	-	-	-	-	-
38) Providence-Warwick	-	-	-	-	-	-	-	-
39) Jacksonville	20	1,909	96.6%	$31,862	$17.27	4.2%	3.9%	2.9%
40) Milwaukee-Waukesha	-	-	-	-	-	-	-	-
41) Raleigh-Cary	9	703	98.4%	$15,108	$21.85	1.9%	1.5%	1.4%
42) Oklahoma City	-	-	-	-	-	-	-	-
43) Memphis	-	-	-	-	-	-	-	-
44) Richmond	3	199	90.6%	$4,309	$23.94	0.6%	0.4%	0.4%
45) Louisville/Jefferson County	-	-	-	-	-	-	-	-
46) Salt Lake City	-	-	-	-	-	-	-	-
47) New Orleans-Metairie	-	-	-	-	-	-	-	-
48) Hartford-E Hartford-Middletown	2	302	88.1%	$5,596	$21.02	0.4%	0.6%	0.5%
49) Buffalo-Cheektowaga	-	-	-	-	-	-	-	-
50) Birmingham-Hoover	-	-	-	-	-	-	-	-
Top 50 CBSAs by Population	392	40,915	95.0%	$957,406	$24.58	81.5%	84.6%	86.0%

CBSAs Ranked 51 - 75 by Population	48	3,802	92.0%	99,041	28.23	10.0%	7.9%	8.9%

CBSAs Ranked 76 - 100 by Population	14	885	93.7%	14,806	17.85	2.9%	1.8%	1.3%

Other CBSAs	27	2,769	93.8%	41,641	16.01	5.6%	5.7%	3.7%

Total All Properties	481	48,372	94.6%	$1,112,894	$24.25	100%	100%	100%
Note: Represents Regency's wholly owned and pro-rata share of co-investments partnerships.

(1)
Population Data Source: Synergos Technologies, Inc.
(2)
Includes Properties in Development and leases that are executed but have not commenced.

Supplemental Information 22

Annual Base Rent By Tenant Category

September 30, 2023

Tenant Category Exposure	% of ABR(1)
Grocery	20%
Restaurant - Quick Service/Fast Casual	13%
Personal Services	7%
Medical	7%
Restaurant - Full Service	6%
Apparel/Accessories	5%
Fitness	5%
Off-Price	5%
Banks	5%
Business Services	4%
Hobby/Sports	4%
Pharmacy	3%
Pet	3%
Home	3%
Office/Communications	3%
Other	2%
Home Improvement/Auto	2%
Liquor/Wine/Beer	2%
Beauty/Cosmetics	1%
Entertainment	1%

Anchor/Shop Exposure(2)	% of ABR
Shop	57%
Anchor	43%
(1)
Represents Regency's wholly owned and pro-rata share of co-investment partnerships; includes properties in development, excludes leases that are executed but have not rent commenced.
(2)
Shop tenants defined as <10K SF, Anchor tenants defined as >10K SF.

Supplemental Information 23

Significant Tenant Rents

(Includes Tenants ≥ 0.5% of ABR)

September 30, 2023

(in thousands)

#	Tenant	Tenant GLA	% of Company- Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores
1	Publix	2,953	6.5%	$33,913	3.0%	68
2	Albertsons Companies, Inc.(1)	2,128	4.7%	32,805	2.9%	52
3	Kroger Co.(2)	2,933	6.4%	30,152	2.7%	52
4	Amazon/Whole Foods	1,273	2.8%	29,784	2.7%	39
5	TJX Companies, Inc.(3)	1,659	3.6%	29,534	2.7%	70
6	Ahold Delhaize(4)	906	2.0%	22,380	2.0%	20
7	CVS	769	1.7%	20,142	1.8%	65
8	L.A. Fitness Sports Club	516	1.1%	11,010	1.0%	14
9	Trader Joe's	308	0.7%	10,817	1.0%	30
10	JPMorgan Chase Bank	174	0.4%	10,463	0.9%	55
11	Ross Dress For Less	534	1.2%	9,259	0.8%	24
12	Starbucks	146	0.3%	8,713	0.8%	95
13	Gap, Inc.(5)	265	0.6%	8,548	0.8%	22
14	Nordstrom(6)	308	0.7%	8,511	0.8%	9
15	Wells Fargo Bank	135	0.3%	7,586	0.7%	47
16	Petco Health & Wellness Company, Inc.(7)	313	0.7%	7,561	0.7%	32
17	H.E. Butt Grocery Company(8)	482	1.1%	7,376	0.7%	6
18	Bank of America	123	0.3%	7,045	0.6%	41
19	JAB Holding Company(9)	166	0.4%	6,860	0.6%	60
20	Walgreens Boots Alliance(10)	266	0.6%	6,857	0.6%	24
21	Target	654	1.4%	6,790	0.6%	6
22	Kohl's	526	1.2%	6,247	0.6%	7
23	Walmart	819	1.8%	5,362	0.5%	8
24	Rite Aid	267	0.6%	5,340	0.5%	22
25	Best Buy	229	0.5%	5,277	0.5%	7
26	Ulta	183	0.4%	5,250	0.5%	20
27	Xponential Fitness(11)	133	0.3%	5,227	0.5%	79
28	AT&T, Inc.(12)	115	0.3%	5,214	0.5%	64
29	Staples	217	0.5%	5,109	0.5%	12
	Top Tenants	19,486	43.0%	$358,853	32.2%	1,049

(1)
Safeway 20 / VONS 7 / Acme 7 / Albertson's 4 / Shaw's 3 / Tom Thumb 3 / Randalls 2 / Star Market 2 / Dominick's 1 / Pavilions 1 / King's Food Market 1 / Jewel-Osco 1
(2)
Kroger 19 / King Soopers 11 / Ralphs 9 / Harris Teeter 8 / Mariano's Fresh Market 3 / Quality Food Centers 2
(3)
TJ Maxx 25 / Marshalls 24 / Homegoods 19 / Homesense 1 / Sierra Trading Post 1
(4)
Stop & Shop 10 / Giant 9 / Food Lion 1
(5)
Old Navy 13 / Athleta 4 / The Gap 3 / Banana Republic 2
(6)
Nordstrom Rack 9
(7)
Petco 28 / Unleashed by Petco 4
(8)
H.E.B. 5 / Central Market 1
(9)
Panera 29 / Peet's' Coffee & Tea 11 / Einstein Bros Bagels 10 / Bruegger's Bagel 4 / Krispy Kreme 3 / Noah's NY Bagels 3
(10)
Walgreens 23 / Duane Reade 1
(11)
Club Pilates 33 / Pure Barre 15 / Row House 8 / Stretchlab 8 / Cyclebar 7 / Yoga Six 7 / AKT 1
(12)
AT&T 57 / Cricket 7

Note: Represents Regency's wholly owned and pro-rata share of co-investment partnerships, includes properties in development and leases that are executed but have not rent commenced. Amounts may not foot due to rounding.

Supplemental Information 24

Tenant Lease Expirations

September 30, 2023

(GLA in thousands)

		Anchor Tenants (1)
Year	GLA	Percent of GLA	Percent of Total ABR (3)	ABR
MTM (4)	62	0.1%	0.1%	$11.16
2023	45	0.1%	0.0%	7.55
2024	2,726	6.1%	3.8%	14.99
2025	3,206	7.2%	4.7%	15.87
2026	3,249	7.3%	4.8%	16.04
2027	3,852	8.6%	6.1%	17.14
2028	3,620	8.1%	6.0%	17.82
2029	2,502	5.6%	3.4%	14.86
2030	1,391	3.1%	2.3%	17.87
2031	1,041	2.3%	1.7%	18.10
2032	922	2.1%	1.5%	17.67
10 Year Total	22,617	50.5%	34.4%	$16.47
Thereafter	5,363	12.0%	8.3%	16.77
	27,980	62.5%	42.7%	$16.53

		Shop Tenants (2)
Year	GLA	Percent of GLA	Percent of Total ABR (3)	ABR
MTM (4)	285	0.6%	0.8%	$30.24
2023	357	0.8%	1.1%	34.30
2024	2,106	4.7%	6.8%	34.87
2025	2,428	5.4%	8.1%	35.92
2026	2,236	5.0%	7.5%	36.43
2027	2,390	5.3%	8.1%	36.70
2028	2,196	4.9%	7.8%	38.25
2029	1,093	2.4%	3.8%	38.00
2030	753	1.7%	2.7%	38.74
2031	793	1.8%	2.8%	38.11
2032	904	2.0%	3.3%	39.89
10 Year Total	15,540	34.7%	52.8%	$36.79
Thereafter	1,232	2.8%	4.5%	39.51
	16,772	37.5%	57.3%	$36.99

		All Tenants
Year	GLA	Percent of GLA	Percent of Total ABR (3)	ABR
MTM (4)	347	0.8%	0.9%	$26.82
2023	402	0.9%	1.2%	31.31
2024	4,832	10.8%	10.6%	23.65
2025	5,634	12.6%	12.8%	24.51
2026	5,484	12.3%	12.3%	24.35
2027	6,242	13.9%	14.2%	24.63
2028	5,816	13.0%	13.7%	25.53
2029	3,595	8.0%	7.3%	21.90
2030	2,144	4.8%	5.0%	25.20
2031	1,835	4.1%	4.5%	26.75
2032	1,826	4.1%	4.8%	28.67
10 Year Total	38,157	85.3%	87.2%	$24.75
Thereafter	6,595	14.7%	12.8%	21.02
	44,752	100%	100%	$24.20

Notes: Reflects commenced leases only. Does not account for contractual rent steps and assumes that no tenants exercise renewal options. Amounts may not foot due to rounding.

(1)
Anchor tenants represent any tenant occupying at least 10,000 square feet.
(2)
Shop tenants represent any tenant occupying less than 10,000 square feet.
(3)
Total Annual Base Rent ("ABR") excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements. Represents Regency's wholly owned and pro-rata share of co-investment partnerships.
(4)
Month to month lease or in process of renewal.

Supplemental Information 25

Portfolio Summary Report By State

September 30, 2023

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
200 Potrero			CA	San Francisco-Oakland-Berkeley	31	31	100.0%				Gizmo Art Production, INC.	$11.68
4S Commons Town Center	M	85%	CA	San Diego-Chula Vista-Carlsbad	252	252	99.0%			68	Restoration Hardware Outlet, Ace Hardware, Cost Plus World Market, CVS, Jimbo's…Naturally!, Ralphs, ULTA	$34.55
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Anaheim	97	97	100.0%		143	58	Albertsons, (Target)	$32.29
Balboa Mesa Shopping Center			CA	San Diego-Chula Vista-Carlsbad	207	207	100.0%			42	CVS, Kohl's, Von's	$29.29
Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Berkeley	122	49	100.0%			32	CVS, Mollie Stone's Market	$28.23
Bloom on Third (fka Town and Country Center)	O	35%	CA	Los Angeles-Long Beach-Anaheim	73	26	100.0%			41	Whole Foods, CVS, Citibank	$57.60
Blossom Valley			CA	San Jose-Sunnyvale-Santa Clara	93	93	94.9%			34	Safeway	$27.48
Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	352	141	94.3%			25	24 Hour Fitness, Big 5 Sporting Goods, Childtime Childcare, Old Navy, Sprout's, Target	$21.00
Circle Center West			CA	Los Angeles-Long Beach-Anaheim	63	63	100.0%				Marshalls	$39.16
Circle Marina Center			CA	Los Angeles-Long Beach-Anaheim	118	118	87.0%				Sprouts, Big 5 Sporting Goods, Centinela Feed & Pet Supplies	$34.19
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Berkeley	260	260	90.8%			14	Grocery Outlet, Central, CVS, Dollar Tree, Ross Dress For Less	$23.61
Corral Hollow			CA	Stockton	167	167	70.4%			66	Safeway, CVS	$20.75
Culver Center			CA	Los Angeles-Long Beach-Anaheim	217	217	94.7%			37	Ralphs, Best Buy, LA Fitness, Sit N' Sleep	$33.33
Diablo Plaza			CA	San Francisco-Oakland-Berkeley	63	63	100.0%		53	53	Bevmo!, (Safeway), (CVS)	$43.25
El Camino Shopping Center			CA	Los Angeles-Long Beach-Anaheim	136	136	100.0%			31	Bristol Farms, CVS	$43.40
El Cerrito Plaza			CA	San Francisco-Oakland-Berkeley	256	256	95.8%			78	Barnes & Noble, Jo-Ann Fabrics, PETCO, Ross Dress For Less, Trader Joe's, Marshalls, (CVS)	$29.45
El Norte Pkwy Plaza			CA	San Diego-Chula Vista-Carlsbad	91	91	97.3%			42	Von's, Children's Paradise, ACE Hardware	$20.12
Encina Grande			CA	San Francisco-Oakland-Berkeley	106	106	100.0%			38	Whole Foods, Walgreens	$35.95
Five Points Shopping Center	GRI	40%	CA	Santa Maria-Santa Barbara	145	58	97.6%			35	Smart & Final, CVS, Ross Dress for Less, Big 5 Sporting Goods, PETCO	$30.94
French Valley Village Center			CA	Rvrside-San Bernardino-Ontario	99	99	98.6%			44	Stater Bros, CVS	$27.96
Friars Mission Center			CA	San Diego-Chula Vista-Carlsbad	147	147	97.7%			55	Ralphs, CVS	$39.63
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	98.8%			40	Gelson's Markets, John of Italy Salon & Spa	$31.53
Golden Hills Plaza			CA	San Luis Obispo-Paso Robles	244	244	87.0%				Lowe's, TJ Maxx	$7.12
Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	226	91	100.0%			24	Sprout's Markets, Rite Aid, PETCO, Homegoods, Burlington, TJ Maxx	$27.87
Hasley Canyon Village			CA	Los Angeles-Long Beach-Anaheim	66	66	100.0%			52	Ralphs	$27.09
Heritage Plaza			CA	Los Angeles-Long Beach-Anaheim	230	230	100.0%			44	Ralphs, CVS, Daiso, Mitsuwa Marketplace, Big 5 Sporting Goods	$42.84
Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	42	17	100.0%		39	39	CVS,(Albertsons)	$32.09
Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	94.0%			43	Safeway, CVS, Ross Dress for Less	$22.22
Morningside Plaza			CA	Los Angeles-Long Beach-Anaheim	91	91	100.0%			43	Stater Bros.	$25.46
Navajo Shopping Center	GRI	40%	CA	San Diego-Chula Vista-Carlsbad	102	41	98.7%			44	Albertsons, Rite Aid, O'Reilly Auto Parts	$15.46
Newland Center			CA	Los Angeles-Long Beach-Anaheim	152	152	97.7%			58	Albertsons	$29.38

Supplemental Information 26

Portfolio Summary Report By State

September 30, 2023

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Oakshade Town Center			CA	Sacramento-Roseville-Folsom	104	104	99.3%			40	Safeway, Office Max, Rite Aid	$22.90
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	97.4%			44	Gelson's Markets, (CVS), (Ace Hardware)	$22.75
Persimmon Place			CA	San Francisco-Oakland-Berkeley	153	153	100.0%			40	Whole Foods, Nordstrom Rack, Homegoods	$37.81
Plaza Escuela			CA	San Francisco-Oakland-Berkeley	154	154	93.5%				The Container Store, Trufusion, Talbots, The Cheesecake Factory, Barnes & Noble	$44.22
Plaza Hermosa			CA	Los Angeles-Long Beach-Anaheim	95	95	97.4%			37	Von's, CVS	$28.17
Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Berkeley	227	91	100.0%				Target, Burlington, Ross Dress for Less, Homegoods	$24.52
Point Loma Plaza	GRI	40%	CA	San Diego-Chula Vista-Carlsbad	205	82	99.4%			50	Von's, Jo-Ann Fabrics, Marshalls, UFC Gym	$24.07
Potrero Center			CA	San Francisco-Oakland-Berkeley	227	227	72.2%			60	Safeway, 24 Hour Fitness, Ross Dress for Less, Petco	$34.50
Powell Street Plaza			CA	San Francisco-Oakland-Berkeley	166	166	98.4%			10	Trader Joe's, Bevmo!, Ross Dress For Less, Marshalls, Old Navy	$35.85
Prairie City Crossing			CA	Sacramento-Roseville-Folsom	90	90	100.0%			55	Safeway	$22.64
Raley's Supermarket	C	20%	CA	Sacramento-Roseville-Folsom	63	13	100.0%			63	Raley's	$14.00
Ralphs Circle Center			CA	Los Angeles-Long Beach-Anaheim	60	60	98.5%			35	Ralphs	$20.82
Rancho San Diego Village	GRI	40%	CA	San Diego-Chula Vista-Carlsbad	153	61	94.1%			40	Smart & Final, 24 Hour Fitness, (Longs Drug)	$24.99
Rona Plaza			CA	Los Angeles-Long Beach-Anaheim	52	52	98.1%			37	Superior Super Warehouse	$22.06
San Carlos Marketplace			CA	San Francisco-Oakland-Berkeley	154	154	87.2%				TJ Maxx, Best Buy, PetSmart, Bassett Furniture	$39.11
Scripps Ranch Marketplace			CA	San Diego-Chula Vista-Carlsbad	132	132	99.2%			57	Vons, CVS	$34.20
San Leandro Plaza			CA	San Francisco-Oakland-Berkeley	50	50	100.0%		38	38	(Safeway), (CVS)	$40.29
Seal Beach	C	20%	CA	Los Angeles-Long Beach-Anaheim	97	19	97.6%			48	Pavilions, CVS	$27.49
Serramonte Center			CA	San Francisco-Oakland-Berkeley	1,072	1,072	97.0%				Buy Buy Baby, Cost Plus World Market, Crunch Fitness, DAISO, Dave & Buster's, Dick's Sporting Goods, Divano Homes, H&M, Macy's, Nordstrom Rack, Old Navy, Party City, Ross Dress for Less, Target, TJ Maxx, Uniqlo, Jagalchi	$27.46
Shoppes at Homestead			CA	San Jose-Sunnyvale-Santa Clara	116	116	97.8%		53		CVS, Crunch Fitness, (Orchard Supply Hardware)	$26.27
Silverado Plaza	GRI	40%	CA	Napa	85	34	95.7%			32	Nob Hill, CVS	$21.60
Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	98.5%			53	Safeway	$21.68
Talega Village Center			CA	Los Angeles-Long Beach-Anaheim	102	102	92.9%			46	Ralphs	$21.82
Tassajara Crossing			CA	San Francisco-Oakland-Berkeley	146	146	98.2%			56	Safeway, CVS, Alamo Hardware	$26.37
The Hub Hillcrest Market			CA	San Diego-Chula Vista-Carlsbad	149	149	96.9%			52	Ralphs, Trader Joe's	$42.92
The Marketplace			CA	Sacramento-Roseville-Folsom	111	111	100.0%			35	Safeway, CVS, Petco	$27.47
The Pruneyard			CA	San Jose-Sunnyvale-Santa Clara	260	260	97.9%			13	Trader Joe's, The Sports Basement, Camera Cinemas, Marshalls	$42.47
Tustin Legacy			CA	Los Angeles-Long Beach-Anaheim	112	112	100.0%			44	Stater Bros, CVS	$35.48
Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	98	39	100.0%			41	Ralphs, Rite Aid	$22.60
Twin Peaks			CA	San Diego-Chula Vista-Carlsbad	208	208	99.4%			45	Target, Grocer	$24.11
Valencia Crossroads			CA	Los Angeles-Long Beach-Anaheim	173	173	100.0%			35	Whole Foods, Kohl's	$29.01

Supplemental Information 27

Portfolio Summary Report By State

September 30, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Village at La Floresta			CA	Los Angeles-Long Beach-Anaheim	87	87	100.0%			37	Whole Foods	$37.89
	Von's Circle Center			CA	Los Angeles-Long Beach-Anaheim	151	151	100.0%			45	Von's, Ross Dress for Less, Planet Fitness	$27.85
	West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	100.0%			25	Safeway, Rite Aid	$20.75
	Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	201	201	99.0%			72	Von's, Sprouts, (CVS)	$42.36
	Willows Shopping Center			CA	San Francisco-Oakland-Berkeley	241	241	82.7%				REI, UFC Gym, Old Navy, Ulta, Five Below	$30.48
	Woodman Van Nuys			CA	Los Angeles-Long Beach-Anaheim	108	108	99.2%			78	El Super	$17.49
	Woodside Central			CA	San Francisco-Oakland-Berkeley	81	81	93.4%		113		Chuck E. Cheese, Marshalls, (Target)	$26.20
	Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Berkeley	110	44	99.1%				Sports Basement,TJ Maxx	$40.57
				CA		10,517	9,089	95.7%	95.7%	439	2,542		$30.13
	Applewood Shopping Ctr	GRI	40%	CO	Denver-Aurora-Lakewood	360	144	93.4%			71	Applejack Liquors, Hobby Lobby, Homegoods, King Soopers, PetSmart, Sierra Trading Post, Ulta, Three Little Mingos	$16.84
	Alcove On Arapahoe	GRI	40%	CO	Boulder	159	64	89.5%			44	Petco, HomeGoods, Jo-Ann Fabrics, Safeway, Ulta Salon	$19.66
	Belleview Square			CO	Denver-Aurora-Lakewood	117	117	100.0%			65	King Soopers	$21.70
	Boulevard Center			CO	Denver-Aurora-Lakewood	77	77	91.5%		53	53	Eye Care Specialists, (Safeway)	$32.02
	Buckley Square			CO	Denver-Aurora-Lakewood	116	116	93.7%			62	Ace Hardware, King Soopers	$12.08
	Centerplace of Greeley III			CO	Greeley	119	119	100.0%				Hobby Lobby, Best Buy, TJ Maxx	$12.27
	Cherrywood Square Shop Ctr	GRI	40%	CO	Denver-Aurora-Lakewood	97	39	100.0%			72	King Soopers	$12.89
	Crossroads Commons	C	20%	CO	Boulder	143	29	93.6%			66	Whole Foods, Barnes & Noble	$30.26
	Crossroads Commons II	C	20%	CO	Boulder	18	4	100.0%				(Whole Foods), (Barnes & Noble)	$41.28
	Falcon Marketplace			CO	Colorado Springs	22	22	100.0%		184	50	(Wal-Mart)	$25.97
	Hilltop Village			CO	Denver-Aurora-Lakewood	101	101	100.0%			66	King Soopers	$13.08
	Littleton Square			CO	Denver-Aurora-Lakewood	99	99	100.0%			78	King Soopers	$12.05
	Lloyd King Center			CO	Denver-Aurora-Lakewood	83	83	100.0%			61	King Soopers	$12.23
	Marketplace at Briargate			CO	Colorado Springs	29	29	100.0%		66	66	(King Soopers)	$35.90
	Monument Jackson Creek			CO	Colorado Springs	85	85	100.0%			70	King Soopers	$12.99
	Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora-Lakewood	83	33	98.5%			55	King Soopers	$16.34
	Shops at Quail Creek			CO	Denver-Aurora-Lakewood	38	38	96.3%		100	100	(King Soopers)	$25.68
	Stroh Ranch			CO	Denver-Aurora-Lakewood	93	93	99.9%			70	King Soopers	$14.41
	Woodmen Plaza			CO	Colorado Springs	116	116	97.6%			70	King Soopers	$13.92
				CO		1,955	1,408	97.4%	97.4%	403	1,119		$16.86
	22 Crescent Road			CT	Bridgeport-Stamford-Norwalk	4	4	100.0%				-	$69.00
(2)	25 Valley Drive			CT	Bridgeport-Stamford-Norwalk	18	18	100.0%				-	$45.36
(2)	321-323 Railroad Ave			CT	Bridgeport-Stamford-Norwalk	21	21	100.0%				-	$37.48
(2)	470 Main Street			CT	Bridgeport-Stamford-Norwalk	23	23	98.5%				-	$29.01
(2)	530 Old Post Rd			CT	Bridgeport-Stamford-Norwalk	8	8	75.0%				-	$43.25

Supplemental Information 28

Portfolio Summary Report By State

September 30, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
(2)	7 Riversville			CT	Bridgeport-Stamford-Norwalk	11	11	80.9%				-	$38.59
	91 Danbury Road			CT	Bridgeport-Stamford-Norwalk	5	5	77.3%				-	$29.44
(2)	970 High Ridge Center			CT	Bridgeport-Stamford-Norwalk	27	27	95.3%				BevMax	$34.70
(2)	Airport Plaza			CT	Bridgeport-Stamford-Norwalk	33	33	100.0%				-	$30.85
(2)	Aldi Square			CT	New Haven-Milford	38	38	100.0%			19	Aldi	$16.19
(2)	Bethel Hub Center			CT	Bridgeport-Stamford-Norwalk	31	31	85.3%			14	La Placita Bethel Market	$17.43
	Black Rock	M	80%	CT	Bridgeport-Stamford-Norwalk	95	95	97.7%				Old Navy, The Clubhouse	$29.79
	Brick Walk	M	80%	CT	Bridgeport-Stamford-Norwalk	123	123	96.9%				-	$45.64
	Brookside Plaza			CT	Hartford-E Hartford-Middletown	227	227	84.8%			60	Burlington Coat Factory, PetSmart, ShopRite, Staples, TJ Maxx	$16.54
	Compo Acres Shopping Center			CT	Bridgeport-Stamford-Norwalk	43	43	95.9%			12	Trader Joe's	$55.67
	Copps Hill Plaza			CT	Bridgeport-Stamford-Norwalk	173	173	78.8%			59	Stop & Shop, Homegoods, Marshalls, Rite Aid	$22.98
	Corbin's Corner	GRI	40%	CT	Hartford-E Hartford-Middletown	189	75	98.1%			10	Best Buy, Edge Fitness, Old Navy, The Tile Shop, Total Wine and More, Trader Joe's	$32.05
(2)	Cos Cob Commons			CT	Bridgeport-Stamford-Norwalk	48	48	94.4%				CVS	$51.96
(2)	Cos Cob Plaza			CT	Bridgeport-Stamford-Norwalk	15	15	93.4%				-	$52.65
	Danbury Green			CT	Bridgeport-Stamford-Norwalk	124	124	99.0%			12	Trader Joe's, Hilton Garden Inn, DSW, Staples, Rite Aid, Warehouse Wines & Liquors	$27.09
(2)	Danbury Square			CT	Bridgeport-Stamford-Norwalk	194	194	67.4%				Ocean State Job Lot, Planet Fitness, Elicit Brewing Company	$13.78
	Darinor Plaza			CT	Bridgeport-Stamford-Norwalk	153	153	100.0%				Kohl's, Old Navy, Party City	$20.43
	Fairfield Center	M	80%	CT	Bridgeport-Stamford-Norwalk	95	95	84.5%				Fairfield University Bookstore, Merril Lynch	$33.24
(2)	Fairfield Crossroads			CT	Bridgeport-Stamford-Norwalk	62	62	100.0%				Marshalls, DSW	$25.66
(2)	Goodwives Shopping Center			CT	Bridgeport-Stamford-Norwalk	96	96	90.1%			42	Stop & Shop	$41.30
(2)	Greens Farms Plaza			CT	Bridgeport-Stamford-Norwalk	40	40	51.3%				BevMax	$25.53
(2)	Greenwich Commons			CT	Bridgeport-Stamford-Norwalk	10	10	100.0%				-	$88.98
(2)	High Ridge Center	M	100%	CT	Bridgeport-Stamford-Norwalk	91	91	68.6%			13	Trader Joe's	$55.01
(2)	Knotts Landing			CT	Bridgeport-Stamford-Norwalk	3	3	100.0%				-	$70.83
(2)	Main & Bailey			CT	Bridgeport-Stamford-Norwalk	62	62	97.5%				-	$26.01
(2)	New Milford Plaza			CT	Torrington	235	235	100.0%				Walmart, Stop & Shop, Club 24, Dollar Tree	$9.32
(2)	Newfield Green			CT	Bridgeport-Stamford-Norwalk	74	74	95.8%			31	Grade A Market, CVS	$37.55
(2)	Old Greenwich CVS	M	100%	CT	Bridgeport-Stamford-Norwalk	8	8	100.0%				-	$30.17
(2)	Orange Meadows			CT	New Haven-Milford	78	78	100.0%			12	Trader Joe's, TJMaxx, Bob's Discount Furniture, Ulta	$24.12
	Post Road Plaza			CT	Bridgeport-Stamford-Norwalk	20	20	100.0%			11	Trader Joe's	$59.79
(2)	Ridgeway Shopping Center			CT	Bridgeport-Stamford-Norwalk	365	365	82.9%			72	Stop & Shop, LA Fitness, Marshalls, Michael's, Staples, Ashley Furniture, Old Navy	$30.55
(2)	Shelton Square			CT	Bridgeport-Stamford-Norwalk	189	189	100.0%			68	Stop & Shop, Homegoods, Hawley Lane, Edge Fitness	$18.90
	Southbury Green			CT	New Haven-Milford	156	156	86.7%			60	ShopRite, Homegoods	$22.24

Supplemental Information 29

Portfolio Summary Report By State

September 30, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
(2)	Station Centre @ Old Greenwich			CT	Bridgeport-Stamford-Norwalk	39	39	88.6%			18	Kings Food Markets	$35.19
(2)	Sunny Valley Shops			CT	Torrington	72	72	55.5%				Staples	$15.60
(2)	The Dock-Dockside			CT	Bridgeport-Stamford-Norwalk	278	278	99.6%			60	Stop & Shop, BJ's Whole Sale, Edge Fitness, West Marine, Petco, Dollar Tree, Osaka Hibachi	$19.72
(2)	Veterans Plaza			CT	Torrington	81	81	97.9%			55	Big Y World Class Market, BevMax	$12.19
	Westport Row			CT	Bridgeport-Stamford-Norwalk	95	95	100.0%			22	The Fresh Market, Pottery Barn	$44.35
	Walmart Norwalk			CT	Bridgeport-Stamford-Norwalk	142	142	100.0%			112	WalMart, HomeGoods	$0.56
				CT		3,892	3,779	90.5%	90.5%	0	762		$25.62
	Shops at The Columbia			DC	Washington-Arlington-Alexandri	23	23	85.8%			12	Trader Joe's	$42.72
	Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandri	17	7	100.0%				-	$101.60
				DC		40	30	89.0%	89.0%	0	12		$57.83
	Pike Creek			DE	Philadelphia-Camden-Wilmington	229	229	97.1%			49	Acme Markets, Edge Fitness, Pike Creek Community Hardware	$17.25
	Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	64	26	94.6%				Rite Aid	$25.60
				DE		294	255	96.8%	96.8%	0	49		$18.08
	Alafaya Village			FL	Orlando-Kissimmee-Sanford	39	39	100.0%			58	-	$25.58
	Anastasia Plaza			FL	Jacksonville	102	102	92.4%			49	Publix	$14.97
	Atlantic Village			FL	Jacksonville	110	110	100.0%				LA Fitness, Pet Supplies Plus	$19.01
	Avenida Biscayne (fka Aventura Square)			FL	Miami-Ft Lauderdale-PompanoBch	144	144	47.6%				DSW, Jewelry Exchange, Old Navy	$55.44
	Aventura Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	97	97	93.1%			49	CVS, Publix	$37.05
	Banco Popular Building			FL	Miami-Ft Lauderdale-PompanoBch	0	0	100.0%				-	$0.00
	Berkshire Commons			FL	Naples-Marco Island	110	110	100.0%			66	Publix, Walgreens	$16.09
	Bird 107 Plaza			FL	Miami-Ft Lauderdale-PompanoBch	40	40	100.0%				Walgreens	$22.48
	Bird Ludlam			FL	Miami-Ft Lauderdale-PompanoBch	192	192	97.6%			44	CVS, Goodwill, Winn-Dixie	$26.14
	Bloomingdale Square			FL	Tampa-St Petersburg-Clearwater	252	252	97.4%			48	Bealls, Dollar Tree, Home Centric, LA Fitness, Publix	$20.48
	Boca Village Square			FL	Miami-Ft Lauderdale-PompanoBch	92	92	100.0%			36	CVS, Publix	$23.01
	Boynton Lakes Plaza			FL	Miami-Ft Lauderdale-PompanoBch	110	110	91.9%			46	Citi Trends, Pet Supermarket, Publix	$16.85
	Boynton Plaza			FL	Miami-Ft Lauderdale-PompanoBch	105	105	100.0%			54	CVS, Publix	$21.44
	Brooklyn Station on Riverside			FL	Jacksonville	50	50	100.0%			20	The Fresh Market	$28.50
	Caligo Crossing			FL	Miami-Ft Lauderdale-PompanoBch	11	11	100.0%		98		(Kohl's)	$47.17
	Carriage Gate			FL	Tallahassee	73	73	100.0%			13	Trader Joe's, TJ Maxx	$25.24
	Cashmere Corners			FL	Port St. Lucie	86	86	96.4%			44	WalMart	$14.98
	Charlotte Square			FL	Punta Gorda	91	91	94.1%			44	WalMart, Buffet City	$11.84
	Chasewood Plaza			FL	Miami-Ft Lauderdale-PompanoBch	152	152	97.1%			54	Publix, Pet Smart	$28.10
	Concord Shopping Plaza			FL	Miami-Ft Lauderdale-PompanoBch	309	309	99.5%			78	Big Lots, Dollar Tree, Home Depot, Winn-Dixie, YouFit Health Club	$14.39
	Coral Reef Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	75	75	88.3%			25	Aldi, Walgreens	$32.19
	Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	97.8%			51	Publix	$15.41

Supplemental Information 30

Portfolio Summary Report By State

September 30, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Country Walk Plaza			FL	Miami-Ft Lauderdale-PompanoBch	101	101	94.8%			40	Publix, CVS	$22.53
	Countryside Shops			FL	Miami-Ft Lauderdale-PompanoBch	193	193	72.6%			46	Publix, Ross Dress for Less	$25.63
	Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	Target, (Publix)	$3.68
(2)	East San Marco			FL	Jacksonville	59	59	100.0%			39	Publix	$28.33
	Fleming Island			FL	Jacksonville	132	132	97.3%		130	48	Publix, PETCO, Planet Fitness, (Target)	$17.48
	Fountain Square			FL	Miami-Ft Lauderdale-PompanoBch	177	177	100.0%		140	46	Publix, Ross Dress for Less, TJ Maxx, Ulta, (Target)	$29.00
	Gardens Square			FL	Miami-Ft Lauderdale-PompanoBch	90	90	99.1%			42	Publix	$19.33
	Glengary Shoppes			FL	North Port-Sarasota-Bradenton	93	93	97.0%				Best Buy, Barnes & Noble	$20.50
	Shoppes of Grande Oak			FL	Cape Coral-Fort Myers	79	79	100.0%			54	Publix	$18.14
	Greenwood Shopping Centre			FL	Miami-Ft Lauderdale-PompanoBch	133	133	96.8%			50	Publix, Bealls	$17.30
	Hammocks Town Center			FL	Miami-Ft Lauderdale-PompanoBch	187	187	91.6%		86	40	CVS, Goodwill, Publix, Metro-Dade Public Library, YouFit Health Club, (Kendall Ice Arena)	$18.62
	Hibernia Pavilion			FL	Jacksonville	51	51	100.0%			39	Publix	$16.47
	John's Creek Center	C	20%	FL	Jacksonville	82	16	100.0%			45	Publix	$16.45
	Julington Village	C	20%	FL	Jacksonville	82	16	100.0%			51	Publix, (CVS)	$17.56
	Kirkman Shoppes			FL	Orlando-Kissimmee-Sanford	116	116	100.0%				LA Fitness, Walgreens	$26.37
	Lake Mary Centre			FL	Orlando-Kissimmee-Sanford	356	356	94.8%			25	The Fresh Market, Academy Sports, Hobby Lobby, LA Fitness, Ross Dress for Less, Office Depot	$17.87
	Mandarin Landing			FL	Jacksonville	129	129	94.6%			50	Whole Foods, Aveda Institute, Baptist Health	$19.86
	Millhopper Shopping Center			FL	Gainesville	80	80	100.0%			46	Publix	$19.80
	Naples Walk			FL	Naples-Marco Island	125	125	96.6%			51	Publix	$19.43
	Newberry Square			FL	Gainesville	181	181	88.3%			40	Publix, Floor & Décor, Dollar Tree	$9.50
	Nocatee Town Center			FL	Jacksonville	114	114	100.0%			54	Publix	$23.40
	Northgate Square			FL	Tampa-St Petersburg-Clearwater	75	75	100.0%			48	Publix	$16.64
	Oakleaf Commons			FL	Jacksonville	77	77	100.0%			46	Publix	$16.89
	Ocala Corners			FL	Tallahassee	93	93	91.7%			61	Publix	$14.40
	Old St Augustine Plaza			FL	Jacksonville	248	248	100.0%			52	Publix, Burlington Coat Factory, Hobby Lobby, LA Fitness, Ross Dress for Less	$11.48
	Pablo Plaza			FL	Jacksonville	161	161	100.0%			34	Whole Foods, Office Depot, Marshalls, HomeGoods, PetSmart	$18.62
	Pavillion			FL	Naples-Marco Island	168	168	100.0%				LA Fitness, Paragon Theaters, J. Lee Salon Suites	$24.21
	Pine Island			FL	Miami-Ft Lauderdale-PompanoBch	255	255	99.5%			40	Publix, Burlington Coat Factory, Beall's Outlet, YouFit Health Club	$15.22
	Pine Ridge Square			FL	Miami-Ft Lauderdale-PompanoBch	118	118	72.7%			17	The Fresh Market, Marshalls, Ulta	$20.38
	Pine Tree Plaza			FL	Jacksonville	63	63	96.9%			38	Publix	$14.83
	Pinecrest Place			FL	Miami-Ft Lauderdale-PompanoBch	70	70	96.3%		173	47	Whole Foods, (Target)	$42.53
	Plaza Venezia	C	20%	FL	Orlando-Kissimmee-Sanford	203	41	98.0%			51	Publix, Eddie V's	$33.10
	Point Royale Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	202	202	100.0%			45	Winn-Dixie, Burlington Coat Factory, Pasteur Medical Center, Planet Fitness, Rana Furniture	$16.90

Supplemental Information 31

Portfolio Summary Report By State

September 30, 2023

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Prosperity Centre			FL	Miami-Ft Lauderdale-PompanoBch	124	124	65.9%				Office Depot, TJ Maxx, CVS	$25.95
Regency Square			FL	Tampa-St Petersburg-Clearwater	352	352	98.4%		66		AMC Theater, Dollar Tree, Five Below, Marshalls, Michael's, PETCO, Shoe Carnival, Staples, TJ Maxx, Ulta, Old Navy, (Best Buy), (Macdill)	$20.51
Ryanwood Square			FL	Sebastian-Vero Beach	115	115	93.3%			40	Publix, Beall's, Harbor Freight Tools	$12.78
Sawgrass Promenade			FL	Miami-Ft Lauderdale-PompanoBch	107	107	89.9%			36	Publix, Walgreens, Dollar Tree	$15.25
Seminole Shoppes	O	50%	FL	Jacksonville	87	44	100.0%			54	Publix	$24.21
Sheridan Plaza			FL	Miami-Ft Lauderdale-PompanoBch	507	507	95.3%			66	Publix, Kohl's, LA Fitness, Ross Dress for Less, Pet Supplies Plus, Wellmax, Burlington, Marshalls	$19.96
Shoppes @ 104			FL	Miami-Ft Lauderdale-PompanoBch	112	112	95.0%			46	Fresco y Mas, CVS	$20.59
Shoppes at Bartram Park	O	50%	FL	Jacksonville	135	67	99.0%		97	45	Publix, (Kohl's), (Tutor Time)	$22.48
Shoppes at Lago Mar			FL	Miami-Ft Lauderdale-PompanoBch	83	83	91.0%			42	Publix, YouFit Health Club	$16.06
Shoppes at Sunlake Centre			FL	Tampa-St Petersburg-Clearwater	117	117	100.0%			46	Publix	$25.02
Shoppes of Jonathan's Landing			FL	Miami-Ft Lauderdale-PompanoBch	27	27	100.0%		54	54	(Publix)	$30.58
Shoppes of Oakbrook			FL	Miami-Ft Lauderdale-PompanoBch	200	200	53.8%			44	Publix, Duffy's Sports Bar, CVS	$22.34
Shoppes of Pebblebrook Plaza	O	50%	FL	Naples-Marco Island	80	40	97.0%			61	Publix, (Walgreens)	$16.68
Shoppes of Silver Lakes			FL	Miami-Ft Lauderdale-PompanoBch	127	127	97.1%			48	Publix, Goodwill	$20.95
Shoppes of Sunset			FL	Miami-Ft Lauderdale-PompanoBch	22	22	71.2%				-	$26.73
Shoppes of Sunset II			FL	Miami-Ft Lauderdale-PompanoBch	28	28	83.3%				-	$23.84
Shops at John's Creek			FL	Jacksonville	15	15	100.0%				-	$27.21
Shops at Skylake			FL	Miami-Ft Lauderdale-PompanoBch	287	287	96.8%			51	Publix, LA Fitness, TJ Maxx, Goodwill, Pasteur Medical	$25.07
South Beach Regional			FL	Jacksonville	303	303	85.7%			13	Trader Joe's, Home Depot, Ross Dress for Less, Staples, Nordstrom Rack	$17.66
South Point			FL	Sebastian-Vero Beach	65	65	100.0%			45	Publix	$15.83
Starke			FL	Jacksonville	13	13	100.0%				CVS	$27.05
Suncoast Crossing			FL	Tampa-St Petersburg-Clearwater	118	118	98.8%		143		Kohl's, (Target)	$7.28
Tamarac Town Square			FL	Miami-Ft Lauderdale-PompanoBch	125	125	84.8%			38	Publix, Dollar Tree, Retro Fitness	$12.68
The Plaza at St. Lucie West			FL	Port St. Lucie	27	27	100.0%				-	$26.16
The Village at Hunter's Lake			FL	Tampa-St Petersburg-Clearwater	72	72	100.0%			29	Sprouts	$28.41
Town and Country			FL	Orlando-Kissimmee-Sanford	78	78	100.0%				Ross Dress for Less	$11.56
Town Square			FL	Tampa-St Petersburg-Clearwater	44	44	100.0%				PETCO, Barnes & Noble	$35.40
Treasure Coast Plaza			FL	Sebastian-Vero Beach	134	134	98.2%			59	Publix, TJ Maxx	$19.06
Unigold Shopping Center			FL	Orlando-Kissimmee-Sanford	115	115	91.2%			31	YouFit Health Club, Ross Dress for Less	$15.53
University Commons			FL	Miami-Ft Lauderdale-PompanoBch	180	180	100.0%			51	Whole Foods, Nordstrom Rack, Barnes & Noble, Bed Bath & Beyond	$35.02
Village Center			FL	Tampa-St Petersburg-Clearwater	186	186	97.4%			50	Publix, PGA Tour Superstore, Walgreens	$22.57
Waterstone Plaza			FL	Miami-Ft Lauderdale-PompanoBch	61	61	100.0%			46	Publix	$17.92
Welleby Plaza			FL	Miami-Ft Lauderdale-PompanoBch	110	110	96.8%			47	Publix, Dollar Tree	$15.12
Wellington Town Square			FL	Miami-Ft Lauderdale-PompanoBch	108	108	92.5%			45	Publix, CVS	$24.81
West Bird Plaza			FL	Miami-Ft Lauderdale-PompanoBch	99	99	97.9%			38	Publix	$26.28

Supplemental Information 32

Portfolio Summary Report By State

September 30, 2023

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
West Bird Plaza			FL	Miami-Ft Lauderdale-PompanoBch	99	99	97.9%			38	Publix	$26.28
West Lake Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	101	101	100.0%			46	Fresco y Mas, CVS	$22.68
Westchase			FL	Tampa-St Petersburg-Clearwater	79	79	100.0%			51	Publix	$17.93
Westport Plaza			FL	Miami-Ft Lauderdale-PompanoBch	47	47	100.0%			28	Publix	$22.90
Willa Springs			FL	Orlando-Kissimmee-Sanford	90	90	100.0%			44	Publix	$24.41
			FL		11,433	10,989	94.2%	94.2%	1,049	3,422		$20.37
Ashford Place			GA	Atlanta-SandySprings-Alpharett	53	53	89.3%				Harbor Freight Tools	$26.44
Briarcliff La Vista			GA	Atlanta-SandySprings-Alpharett	43	43	100.0%				Michael's	$22.47
Briarcliff Village			GA	Atlanta-SandySprings-Alpharett	189	189	100.0%			43	Burlington, Party City, Publix, Shoe Carnival, TJ Maxx	$17.35
Bridgemill Market			GA	Atlanta-SandySprings-Alpharett	89	89	98.7%			38	Publix	$18.89
Brighten Park			GA	Atlanta-SandySprings-Alpharett	137	137	100.0%			25	Lidl, Big Blue Swim School, Kohl's	$28.88
Buckhead Court			GA	Atlanta-SandySprings-Alpharett	49	49	93.8%				-	$31.98
Buckhead Landing			GA	Atlanta-SandySprings-Alpharett	152	152	71.2%			56	Binders Art Supplies & Frames, Publix	$30.30
Buckhead Station			GA	Atlanta-SandySprings-Alpharett	234	234	82.9%				Cost Plus World Market, DSW Warehouse, Nordstrom Rack, Old Navy, Saks Off 5th, TJ Maxx, Ulta	$26.47
Cambridge Square			GA	Atlanta-SandySprings-Alpharett	70	70	97.2%			41	Publix	$25.43
Chastain Square			GA	Atlanta-SandySprings-Alpharett	92	92	100.0%			37	Publix	$23.97
Cornerstone Square			GA	Atlanta-SandySprings-Alpharett	80	80	100.0%			18	Aldi, Barking Hound Village, CVS, HealthMarkets Insurance	$19.22
Sope Creek Crossing			GA	Atlanta-SandySprings-Alpharett	99	99	95.5%			45	Publix	$16.94
Dunwoody Hall			GA	Atlanta-SandySprings-Alpharett	86	86	100.0%			44	Publix	$21.73
Dunwoody Village			GA	Atlanta-SandySprings-Alpharett	121	121	95.3%			18	The Fresh Market, Walgreens, Dunwoody Prep	$22.25
Howell Mill Village			GA	Atlanta-SandySprings-Alpharett	92	92	100.0%			31	Publix	$25.36
Paces Ferry Plaza			GA	Atlanta-SandySprings-Alpharett	82	82	99.9%			30	Whole Foods	$40.72
Powers Ferry Square			GA	Atlanta-SandySprings-Alpharett	97	97	100.0%				HomeGoods, PETCO	$36.38
Powers Ferry Village			GA	Atlanta-SandySprings-Alpharett	69	69	100.0%			48	Publix, Barrel Town	$10.56
Russell Ridge			GA	Atlanta-SandySprings-Alpharett	108	108	91.4%			63	Kroger	$12.97
Sandy Springs			GA	Atlanta-SandySprings-Alpharett	113	113	100.0%			12	Trader Joe's, Fox's, Peter Glenn Ski & Sports	$27.11
The Shops at Hampton Oaks			GA	Atlanta-SandySprings-Alpharett	21	21	89.8%				(CVS)	$12.25
Williamsburg at Dunwoody			GA	Atlanta-SandySprings-Alpharett	45	45	98.2%				-	$25.22
			GA		2,122	2,122	94.4%	94.4%	0	551		$24.02
Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Elgin	265	106	96.6%			87	Super H Mart, Home Depot, O'Reilly Automotive, King Spa	$10.56
Clybourn Commons			IL	Chicago-Naperville-Elgin	32	32	95.0%				PETCO	$37.52
Glen Oak Plaza			IL	Chicago-Naperville-Elgin	63	63	100.0%			12	Trader Joe's, Walgreens, Northshore University Healthsystems	$27.78
Hinsdale Lake Commons			IL	Chicago-Naperville-Elgin	185	185	94.3%			57	Whole Foods, Goodwill, Charter Fitness, Petco	$16.59

Supplemental Information 33

Portfolio Summary Report By State

September 30, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Mellody Farm			IL	Chicago-Naperville-Elgin	259	259	97.1%			45	Whole Foods, Nordstrom Rack, REI, HomeGoods, Barnes & Noble, West Elm	$29.88
(2)	Naperville Plaza	C	20%	IL	Chicago-Naperville-Elgin	115	23	96.8%			39	Casey's Foods, Trader Joe's, Oswald's Pharmacy	$26.52
(2)	Old Town Square	C	20%	IL	Chicago-Naperville-Elgin	87	17	97.5%			67	Jewel-Osco	$27.09
	Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Elgin	169	68	100.0%			74	Mariano's Fresh Market, Dollar Tree, Party City, Blink Fitness	$18.59
	Roscoe Square	GRI	40%	IL	Chicago-Naperville-Elgin	140	56	72.5%			51	Mariano's Fresh Market, Walgreens	$29.02
	Westchester Commons			IL	Chicago-Naperville-Elgin	143	143	93.1%			80	Mariano's Fresh Market, Goodwill	$18.20
	Willow Festival			IL	Chicago-Naperville-Elgin	404	404	91.7%			60	Whole Foods, Lowe's, CVS, HomeGoods, REI, Ulta	$19.18
				IL		1,862	1,355	93.9%	93.9%	0	572		$21.53
	Shops on Main	M	94%	IN	Chicago-Naperville-Elgin	279	279	100.0%			40	Whole Foods, Dick's Sporting Goods, Ross Dress for Less, HomeGoods, DSW, Nordstrom Rack, Marshalls	$16.53
	Willow Lake Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	86	34	88.6%		64	64	Indiana Bureau of Motor Vehicles, Snipes USA, (Kroger)	$17.40
	Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	53	21	88.2%			12	Trader Joe's	$26.99
				IN		418	335	98.1%	98.1%	64	116		$17.21
	Fellsway Plaza	M	75%	MA	Boston-Cambridge-Newton	158	158	100.0%			61	Stop & Shop, Planet Fitness, BioLife Plasma Services	$26.33
	Shaw's at Plymouth			MA	Boston-Cambridge-Newton	60	60	100.0%			60	Shaw's	$19.34
	Shops at Saugus			MA	Boston-Cambridge-Newton	87	87	100.0%			11	Trader Joe's, La-Z-Boy, PetSmart	$31.48
	Star's at Cambridge			MA	Boston-Cambridge-Newton	66	66	100.0%			66	Star Market	$41.18
	Star's at Quincy			MA	Boston-Cambridge-Newton	101	101	100.0%			101	Star Market	$23.63
	Star's at West Roxbury			MA	Boston-Cambridge-Newton	76	76	100.0%			55	Shaw's	$27.58
	The Abbot			MA	Boston-Cambridge-Newton	64	64	77.1%				Center for Effective Alturism	$93.13
	Twin City Plaza			MA	Boston-Cambridge-Newton	285	285	100.0%			63	Shaw's, Marshall's, Extra Space Storage, Walgreens, K&G Fashion, Dollar Tree, Everfitness, Formlabs	$22.60
				MA		897	897	98.4%	98.4%	0	416		$29.84
	Burnt Mills	C	20%	MD	Washington-Arlington-Alexandri	31	6	79.2%			9	Trader Joe's	$42.72
	Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandri	137	55	94.7%			70	Shoppers Food Warehouse, Dollar Tree	$19.36
	Festival at Woodholme	GRI	40%	MD	Baltimore-Columbia-Towson	81	32	95.1%			10	Trader Joe's	$40.25
	Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandri	22	9	100.0%				-	$44.12
	Parkville Shopping Center	GRI	40%	MD	Baltimore-Columbia-Towson	165	66	96.0%			41	Giant, Parkville Lanes, Dollar Tree, Petco, The Cellar Parkville	$17.21
	Southside Marketplace	GRI	40%	MD	Baltimore-Columbia-Towson	125	50	86.9%			44	Giant	$24.73
	Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandri	107	43	99.2%			64	Planet Fitness	$15.82
	Village at Lee Airpark			MD	Baltimore-Columbia-Towson	118	118	96.1%		75	63	Giant, (Sunrise)	$31.37
	Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandri	111	45	98.5%				LA Fitness, CVS	$29.30
	Westbard Square			MD	Washington-Arlington-Alexandri	132	132	96.7%			55	Giant, Bowlmor AMF	$38.39
	Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandri	68	27	97.3%				CVS	$37.32
				MD		1,098	583	95.6%	95.6%	75	357		$29.49

Supplemental Information 34

Portfolio Summary Report By State

September 30, 2023

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Fenton Marketplace			MI	Flint	97	97	74.0%				Family Farm & Home	$8.79
			MI		97	97	74.0%	74.0%	0	0		$8.79
Apple Valley Square			MN	Minneapol-St. Paul-Bloomington	179	179	100.0%		87		Jo-Ann Fabrics, PETCO, Savers, Experience Fitness, (Burlington Coat Factory), (Aldi)	$16.98
Cedar Commons			MN	Minneapol-St. Paul-Bloomington	66	66	100.0%			50	Whole Foods	$28.55
Colonial Square	GRI	40%	MN	Minneapol-St. Paul-Bloomington	93	37	100.0%			44	Lund's	$26.76
Rockford Road Plaza	GRI	40%	MN	Minneapol-St. Paul-Bloomington	204	82	97.6%				Kohl's, PetSmart, HomeGoods, TJ Maxx	$13.99
Rockridge Center	C	20%	MN	Minneapol-St. Paul-Bloomington	125	25	98.2%			89	CUB Foods	$14.67
			MN		668	390	99.4%	99.4%	87	183		$19.14
Brentwood Plaza			MO	St. Louis	60	60	96.5%			52	Schnucks	$11.07
Bridgeton			MO	St. Louis	71	71	100.0%		130	63	Schnucks, (Home Depot)	$12.87
Dardenne Crossing			MO	St. Louis	67	67	100.0%			63	Schnucks	$11.63
Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	136	Walmart, TJ Maxx, HomeGoods, Famous Footwear, (Target), (Lowe's)	$10.38
			MO		408	408	99.5%	99.5%	388	314		$11.12
Blakeney Town Center			NC	Charlotte-Concord-Gastonia	384	384	99.7%		124		Harris Teeter, Marshalls, Best Buy, Petsmart, Off Broadway Shoes, Old Navy, (Target)	$26.97
Carmel Commons			NC	Charlotte-Concord-Gastonia	141	141	89.4%			14	Chuck E. Cheese, The Fresh Market, Party City	$25.00
Cochran Commons	C	20%	NC	Charlotte-Concord-Gastonia	66	13	100.0%		15	42	Harris Teeter, (Walgreens)	$17.78
Market at Colonnade Center			NC	Raleigh-Cary	58	58	100.0%			40	Whole Foods	$28.45
Glenwood Village			NC	Raleigh-Cary	43	43	100.0%			28	Harris Teeter	$18.52
Holly Park			NC	Raleigh-Cary	158	158	97.7%			12	DSW Warehouse, Trader Joe's, Ross Dress For Less, Staples, US Fitness Products, Jerry's Artarama, Pet Supplies Plus, Ulta	$20.21
Lake Pine Plaza			NC	Raleigh-Cary	88	88	100.0%			58	Harris Teeter	$14.47
Midtown East	O	50%	NC	Raleigh-Cary	159	79	100.0%			120	Wegmans	$24.37
Ridgewood Shopping Center	C	20%	NC	Raleigh-Cary	94	19	89.9%			30	Whole Foods, Walgreens	$22.09
Shops at Erwin Mill	M	55%	NC	Durham-Chapel Hill	91	91	100.0%			53	Harris Teeter	$19.80
Shoppes of Kildaire	GRI	40%	NC	Raleigh-Cary	145	58	100.0%			46	Trader Joe's, Aldi, Staples, Barnes & Noble	$21.24
Southpoint Crossing			NC	Durham-Chapel Hill	103	103	100.0%			59	Harris Teeter	$17.31
Sutton Square	C	20%	NC	Raleigh-Cary	101	20	84.9%			24	The Fresh Market	$21.78
Village District	C	30%	NC	Raleigh-Cary	600	180	98.3%			87	Harris Teeter, The Fresh Market, The Oberlin, Wake Public Library, Walgreens, Talbots, Great Outdoor Provision Co., York Properties,The Cheshire Cat Gallery, Crunch Fitness Select Club, Bailey's Fine Jewelry, Sephora, Barnes & Noble, Goodnight's Comedy Club, Ballard Designs	$25.29

Supplemental Information 35

Portfolio Summary Report By State

September 30, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Village Plaza	C	20%	NC	Durham-Chapel Hill	73	15	96.7%			42	Whole Foods	$23.35
	Willow Oaks			NC	Charlotte-Concord-Gastonia	65	65	100.0%			49	Publix	$17.91
	Woodcroft Shopping Center			NC	Durham-Chapel Hill	90	90	98.6%			41	Food Lion, ACE Hardware	$14.61
				NC		2,459	1,605	98.2%	98.2%	139	744		$22.41
(2)	Bloomfield Crossing			NJ	New York-Newark-Jersey City	59	59	100.0%			34	Superfresh	$15.14
(2)	Boonton ACME Shopping Center			NJ	New York-Newark-Jersey City	63	63	97.1%			49	Acme Markets	$24.18
(2)	Cedar Hill Shopping Center			NJ	New York-Newark-Jersey City	43	43	100.0%				Walgreens	$30.68
(2)	Chestnut Ridge Shopping Center	O	50%	NJ	New York-Newark-Jersey City	76	38	89.0%			19	Fresh Market, Drop Fitness	$30.38
	Chimney Rock			NJ	New York-Newark-Jersey City	218	218	92.8%			50	Whole Foods, Nordstrom Rack, Saks Off 5th, The Container Store, Ulta	$39.21
	District at Metuchen	C	20%	NJ	New York-Newark-Jersey City	67	13	97.9%			44	Whole Foods	$32.47
(2)	Emerson Plaza			NJ	New York-Newark-Jersey City	93	93	87.1%			53	Shoprite, K-9 Resorts Luxury Pet Hotel	$14.62
(2)	Ferry Street Plaza			NJ	New York-Newark-Jersey City	108	108	98.7%			63	Seabra Foods, Flaming Grill	$21.05
(2)	Glenwood Green	M	70%	NJ	Philadelphia-Camden-Wilmington	353	353	91.6%			80	ShopRite, Target, Rendina	$14.94
(2)	H Mart Plaza			NJ	New York-Newark-Jersey City	7	7	100.0%				-	$46.32
	Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	54	22	100.0%			34	Acme Markets	$15.18
(2)	Meadtown Shopping Center			NJ	New York-Newark-Jersey City	77	77	100.0%				Marshalls, Petco, Walgreens	$25.08
(2)	Midland Park Shopping Center			NJ	New York-Newark-Jersey City	129	129	83.2%			30	Kings Food Markets, Crunch Fitness	$20.29
	Plaza Square	GRI	40%	NJ	New York-Newark-Jersey City	104	42	62.0%			43	Grocer	$19.89
(2)	Pompton Lakes Towne Square			NJ	New York-Newark-Jersey City	66	66	92.8%				Planet Fitness	$25.77
(2)	Rite Aid Plaza-Waldwick Plaza			NJ	New York-Newark-Jersey City	20	20	100.0%				Rite Aid	$30.42
(2)	South Pass Village			NJ	New York-Newark-Jersey City	109	109	100.0%			45	Acme Markets	$30.42
(2)	Valley Ridge Shopping Center			NJ	New York-Newark-Jersey City	103	103	92.7%			39	Whole Foods	$28.08
(2)	Van Houten Plaza			NJ	New York-Newark-Jersey City	37	37	91.4%				Dollar Tree	$11.70
(2)	Waldwick Plaza			NJ	New York-Newark-Jersey City	27	27	90.3%				-	$27.86
(2)	Washington Commons	M	100%	NJ	New York-Newark-Jersey City	74	74	100.0%			44	Stop & Shop	$25.98
				NJ		1,886	1,700	92.9%	90.6%	0	627		$23.93
	101 7th Avenue			NY	New York-Newark-Jersey City	57	57	0.0%				-	NA
(2)	111 Kraft Avenue			NY	New York-Newark-Jersey City	9	9	100.0%				-	$47.31
	1175 Third Avenue			NY	New York-Newark-Jersey City	25	25	35.9%				-	$185.00
	1225-1239 Second Ave			NY	New York-Newark-Jersey City	18	18	100.0%				CVS	$137.95
(2)	260-270 Sawmill Road			NY	New York-Newark-Jersey City	3	3	100.0%				-	$1.69
(2)	27 Purchase Street			NY	New York-Newark-Jersey City	10	10	100.0%				-	$35.17
(2)	410 South Broadway			NY	New York-Newark-Jersey City	7	7	100.0%				-	$1.21
(2)	48 Purchase Street			NY	New York-Newark-Jersey City	6	6	100.0%				-	$77.21
	90 - 30 Metropolitan Avenue			NY	New York-Newark-Jersey City	60	60	93.9%			11	Michaels, Staples, Trader Joe's	$36.87
(2)	Arcadian Shopping Center			NY	New York-Newark-Jersey City	166	166	91.5%			65	Stop & Shop, Westchester Community College	$23.38
(2)	Biltmore Shopping Center			NY	New York-Newark-Jersey City	17	17	100.0%				-	$40.26
	Broadway Plaza			NY	New York-Newark-Jersey City	147	147	88.6%			18	Aldi, Best Buy, Bob's Discount Furniture, TJ Maxx, Blink Fitness	$40.28
(2)	Carmel ShopRite Plaza			NY	New York-Newark-Jersey City	145	145	93.6%			65	Shoprite, Carmel Cinema, Gold's Gyn, Rite Aid	$13.61

Supplemental Information 36

Portfolio Summary Report By State

September 30, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
(2)	Chilmark Shopping Center			NY	New York-Newark-Jersey City	47	47	96.0%				CVS	$34.41
	Clocktower Plaza Shopping Ctr			NY	New York-Newark-Jersey City	79	79	90.4%			63	Stop & Shop	$50.81
(2)	DeCicco's Plaza			NY	New York-Newark-Jersey City	70	70	88.8%			30	Decicco & Sons	$34.43
	East Meadow			NY	New York-Newark-Jersey City	141	141	93.3%				Marshalls, Stew Leonard's	$16.09
(2)	East Meadow Plaza			NY	New York-Newark-Jersey City	195	195	55.4%			31	Lidl, Dollar Deal	$25.25
(2)	Eastchester Plaza			NY	New York-Newark-Jersey City	24	24	100.0%				CVS	$36.54
	Eastport			NY	New York-Newark-Jersey City	48	48	94.1%				King Kullen, Rite Aid	$12.75
(2)	Gateway Plaza	O	50%	NY	New York-Newark-Jersey City	198	99	100.0%				Walmart, Bob's Discount Furniture	$9.46
(2)	Harrison Shopping Square			NY	New York-Newark-Jersey City	26	26	100.0%			12	The Harrison Market	$33.23
(2)	Heritage 202 Center			NY	New York-Newark-Jersey City	19	19	100.0%				-	$34.45
	Hewlett Crossing I & II			NY	New York-Newark-Jersey City	52	52	100.0%				-	$38.92
	Lake Grove Commons	GRI	40%	NY	New York-Newark-Jersey City	141	57	100.0%			48	Whole Foods, LA Fitness	$35.78
(2)	Lakeview Shopping Center			NY	New York-Newark-Jersey City	174	174	88.0%			45	Acme, Planet Fitness, Montclare Children's School, Rite Aid	$18.12
(2)	Marine's Taste of Italy			NY	Torrington	3	3	100.0%				-	$28.73
(2)	McLean Plaza	M	100%	NY	New York-Newark-Jersey City	58	58	86.9%			35	Acme Markets	$18.83
(2)	Midway Shopping Center	O	12%	NY	New York-Newark-Jersey City	244	29	98.6%			74	Shoprite, JoAnn, Amazing Savings, Daiso, CVS, Planet Fitness, Denny's Kids	$29.02
(2)	New City PCSB Bank Pad			NY	New York-Newark-Jersey City	3	3	100.0%				-	$51.72
(2)	Orangetown Shopping Center	M	100%	NY	New York-Newark-Jersey City	74	74	95.4%				CVS	$21.60
(2)	Pelham Manor Plaza			NY	New York-Newark-Jersey City	25	25	87.7%			10	Manor Market	$34.99
(2)	Purchase Street Shops			NY	New York-Newark-Jersey City	6	6	100.0%				-	$33.82
(2)	Putnam Plaza	O	67%	NY	New York-Newark-Jersey City	189	126	91.5%			61	Tops, NY Sports Club, Dollar World, Rite Aid	$16.11
(2)	Riverhead Plaza	O	50%	NY	New York-Newark-Jersey City	13	6	100.0%				-	$34.20
	Rivertowns Square			NY	New York-Newark-Jersey City	116	116	90.9%			18	Ulta, The Learning Experience, Mom's Organic Market, Look Cinemas	$25.99
(2)	Somers Commons			NY	New York-Newark-Jersey City	135	135	97.2%				NY Sports Club, Tractor Supply, Goodwill	$17.08
(2)	Staples Plaza-Yorktown Heights			NY	New York-Newark-Jersey City	123	123	100.0%				Level Fitness, Staples, Party City, Extra Space Storage	$17.00
(2)	SunVet	M	100%	NY	New York-Newark-Jersey City	168	168	30.8%			40	Whole Foods	$33.03
(2)	Tanglewood Shopping Center			NY	New York-Newark-Jersey City	27	27	100.0%				-	$40.97
	The Gallery at Westbury Plaza			NY	New York-Newark-Jersey City	312	312	100.0%			13	Trader Joe's, Nordstrom Rack, Saks Fifth Avenue, Bloomingdale's, The Container Store, HomeGoods, Old Navy, Gap Outlet, Bassett Home Furnishings, Famous Footwear	$52.54
	The Point at Garden City Park			NY	New York-Newark-Jersey City	105	105	100.0%			52	King Kullen, Ace Hardware	$30.59
(2)	Towne Centre at Somers			NY	New York-Newark-Jersey City	80	80	98.9%				CVS	$31.94

Supplemental Information 37

Portfolio Summary Report By State

September 30, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Valley Stream			NY	New York-Newark-Jersey City	99	99	87.5%				King Kullen	$29.96
(2)	Village Commons			NY	New York-Newark-Jersey City	28	28	83.6%				-	$40.50
	Wading River			NY	New York-Newark-Jersey City	99	99	86.8%				King Kullen, CVS, Ace Hardware	$22.78
	Westbury Plaza			NY	New York-Newark-Jersey City	390	390	100.0%			110	WalMart, Costco, Marshalls, Total Wine and More, Olive Garden	$27.25
				NY		4,183	3,714	88.1%	90.8%	0	799		$25.29
	Cherry Grove			OH	Cincinnati	203	203	99.0%			66	Kroger, Shoe Carnival, TJ Maxx, Tuesday Morning	$13.01
	East Pointe			OH	Columbus	111	111	100.0%			76	Kroger	$11.41
	Hyde Park			OH	Cincinnati	397	397	98.0%			100	Kroger, Kohl's, Walgreens, Jo-Ann Fabrics, Ace Hardware, Staples, Marshalls, Five Below	$17.23
	Kroger New Albany Center			OH	Columbus	93	93	100.0%			65	Kroger	$13.60
	Northgate Plaza (Maxtown Road)			OH	Columbus	117	117	100.0%		90	91	Kroger, (Home Depot)	$12.18
	Red Bank Village			OH	Cincinnati	176	176	100.0%			152	WalMart	$7.81
	Regency Commons			OH	Cincinnati	34	34	78.8%				-	$27.76
	West Chester Plaza			OH	Cincinnati	88	88	100.0%			67	Kroger	$10.52
				OH		1,221	1,221	98.6%	98.6%	90	616		$13.56
	Corvallis Market Center			OR	Corvallis	85	85	100.0%			12	Michaels, TJ Maxx, Trader Joe's	$23.06
	Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Hillsboro	93	37	100.0%			38	Dollar Tree, Rite Aid, Whole Foods	$16.79
	Murrayhill Marketplace			OR	Portland-Vancouver-Hillsboro	150	150	85.9%			41	Safeway, Planet Fitness	$21.13
	Northgate Marketplace			OR	Medford	81	81	88.9%			13	Trader Joe's, REI, PETCO	$23.80
	Northgate Marketplace Ph II			OR	Medford	177	177	96.4%				Dick's Sporting Goods, Homegoods, Marshalls	$17.92
	Sherwood Crossroads			OR	Portland-Vancouver-Hillsboro	88	88	98.6%			55	Safeway	$12.64
	Tanasbourne Market			OR	Portland-Vancouver-Hillsboro	71	71	100.0%			57	Whole Foods	$32.99
	Walker Center			OR	Portland-Vancouver-Hillsboro	89	89	96.8%				REI	$28.29
				OR		834	778	94.8%	94.8%	0	215		$21.62
	Allen Street Shopping Ctr	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	100.0%			22	Grocery Outlet Bargain Market	$18.95
(2)	Baederwood Shopping Center	M	80%	PA	Philadelphia-Camden-Wilmington	117	117	97.5%			40	Whole Foods, Planet Fitness	$28.09
	City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	162	65	91.7%				Ross Dress for Less, TJ Maxx, Dollar Tree	$21.12
	Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	224	224	99.0%			11	Trader Joe's, Staples, TJ Maxx, Jo-Ann Fabrics	$35.77
	Hershey			PA	Harrisburg-Carlisle	6	6	100.0%				-	$30.00
	Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	96	96	100.0%		244	111	Burlington Coat Factory, PETCO, (Wegmans), (Target)	$27.80
	Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	95.4%			51	Weis Markets	$22.75
	Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	142	57	97.2%			56	Acme Markets, Michael's	$19.14
	Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	87.6%			73	Valley Farm Market, Dollar Tree	$11.50
	Warwick Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	93	37	96.7%			25	Grocery Outlet Bargain Market, Planet Fitness	$17.37
				PA		1,112	711	96.9%	96.9%	244	390		$27.02

Supplemental Information 38

Portfolio Summary Report By State

September 30, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Indigo Square			SC	Charleston-North Charleston	51	51	100.0%			22	Greenwise (Vac 8/29/20)	$30.39
	Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	100.0%			38	Publix	$18.59
				SC		131	83	100.0%	100.0%	0	59		$25.85
	Harpeth Village Fieldstone			TN	Nashvil-Davdsn-Murfree-Frankln	70	70	100.0%			55	Publix	$17.27
	Northlake Village			TN	Nashvil-Davdsn-Murfree-Frankln	135	135	100.0%			75	Kroger	$15.80
	Peartree Village			TN	Nashvil-Davdsn-Murfree-Frankln	110	110	100.0%			84	Kroger, PETCO	$20.39
				TN		314	314	100.0%	100.0%	0	214		$17.70
	Alden Bridge			TX	Houston-Woodlands-Sugar Land	139	139	98.4%			68	Kroger, Walgreens	$21.56
(2)	Baybrook East	O	50%	TX	Houston-Woodlands-Sugar Land	156	78	93.9%			106	H.E.B	$13.16
	Bethany Park Place			TX	Dallas-Fort Worth-Arlington	99	99	100.0%			83	Kroger	$12.21
	CityLine Market			TX	Dallas-Fort Worth-Arlington	81	81	100.0%			40	Whole Foods	$30.31
	CityLine Market Phase II			TX	Dallas-Fort Worth-Arlington	22	22	100.0%				CVS	$28.47
	Cochran's Crossing			TX	Houston-Woodlands-Sugar Land	138	138	100.0%			63	Kroger	$20.57
	Hancock			TX	Austin-Round Rock-Georgetown	263	263	98.1%			90	24 Hour Fitness, Firestone Complete Auto Care, H.E.B, PETCO, Twin Liquors	$19.63
	Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%				-	$51.23
	Indian Springs Center			TX	Houston-Woodlands-Sugar Land	137	137	98.9%			79	H.E.B.	$25.60
	Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	97.4%			64	Tom Thumb	$17.32
	Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	100.0%		63	63	(WalMart)	$29.78
	Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	97.4%			64	Tom Thumb	$22.26
	Market at Round Rock			TX	Austin-Round Rock-Georgetown	123	123	86.5%			30	Sprout's Markets, Office Depot	$21.29
	Market at Springwoods Village	M	53%	TX	Houston-Woodlands-Sugar Land	167	167	100.0%			100	Kroger	$18.10
	Mockingbird Commons			TX	Dallas-Fort Worth-Arlington	120	120	95.9%			49	Tom Thumb, Ogle School of Hair Design	$21.20
	North Hills			TX	Austin-Round Rock-Georgetown	164	164	98.8%			60	H.E.B.	$22.07
	Panther Creek			TX	Houston-Woodlands-Sugar Land	166	166	100.0%			66	CVS, The Woodlands Childrens Museum, Fitness Project	$25.09
	Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	100.0%			64	Kroger	$15.66
(2)	Preston Oaks			TX	Dallas-Fort Worth-Arlington	103	103	100.0%			30	Central Market, Talbots	$40.67
	Shiloh Springs			TX	Dallas-Fort Worth-Arlington	110	110	93.6%			61	Kroger	$15.27
	Shops at Mira Vista			TX	Austin-Round Rock-Georgetown	68	68	100.0%			15	Trader Joe's, Champions Westlake Gymnastics & Cheer	$25.69
(2)	Sienna	M	75%	TX	Houston-Woodlands-Sugar Land	30	30	19.2%				-	$37.38
	Southpark at Cinco Ranch			TX	Houston-Woodlands-Sugar Land	265	265	98.9%			101	Kroger, Academy Sports, PETCO, Spec's Liquor and Finer Foods	$14.42
	Sterling Ridge			TX	Houston-Woodlands-Sugar Land	129	129	98.9%			63	Kroger, CVS	$22.37
	Sweetwater Plaza	C	20%	TX	Houston-Woodlands-Sugar Land	134	27	98.1%			65	Kroger, Walgreens	$19.04
	Tech Ridge Center			TX	Austin-Round Rock-Georgetown	216	216	98.9%			84	H.E.B., Pinstack, Baylor Scott & White	$24.01
	The Village at Riverstone			TX	Houston-Woodlands-Sugar Land	165	165	96.3%			100	Kroger	$17.22
	Weslayan Plaza East	GRI	40%	TX	Houston-Woodlands-Sugar Land	169	68	100.0%				Berings, Ross Dress for Less, Michaels, The Next Level Fitness, Spec's Liquor, Trek Bicycle	$21.84
	Weslayan Plaza West	GRI	40%	TX	Houston-Woodlands-Sugar Land	186	74	98.1%			52	Randalls Food, Walgreens, PETCO, Homegoods, Barnes & Noble	$21.46

Supplemental Information 39

Portfolio Summary Report By State

September 30, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Westwood Village			TX	Houston-Woodlands-Sugar Land	206	206	95.3%		127		Fitness Project, PetSmart, Office Max, Ross Dress For Less, TJ Maxx, (Target)	$21.48
	Woodway Collection	GRI	40%	TX	Houston-Woodlands-Sugar Land	97	39	94.2%			45	Whole Foods	$32.04
				TX		4,029	3,573	97.2%	97.9%	190	1,706		$21.36
	Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandri	92	37	100.0%			27	Patel Brothers, The Shop Gym	$17.72
	Belmont Chase			VA	Washington-Arlington-Alexandri	91	91	100.0%			40	Cooper's Hawk Winery, Whole Foods	$34.68
	Braemar Village Center	RC	25%	VA	Washington-Arlington-Alexandri	108	27	100.0%			58	Safeway	$23.79
(2)	Carytown Exchange	M	68%	VA	Richmond	116	116	94.0%			38	Publix, CVS	$27.48
	Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandri	107	43	100.0%			55	United States Coast Guard Ex, Planet Fitness	$21.21
	Point 50			VA	Washington-Arlington-Alexandri	48	48	100.0%			30	Amazon Fresh	$32.59
	Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandri	169	68	87.2%			32	Amazon Fresh, Homesense	$32.22
	Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	103	41	91.8%			50	Giant	$26.93
	Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandri	340	136	99.7%			62	Big Blue Swim School, Bob's Discount Furniture, CVS, Giant, Marshalls, Planet Fitness, Ross Dress for Less, Total Wine and More	$29.18
	Hanover Village Shopping Center	GRI	40%	VA	Richmond	90	36	87.8%			18	Aldi, Tractor Supply Company, Harbor Freight Tools	$9.68
	Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	71	29	89.3%			20	PGA Tour Superstore	$32.60
	Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	96	39	100.0%			51	Giant, CVS	$33.94
	Lorton Station Marketplace	C	20%	VA	Washington-Arlington-Alexandri	136	27	84.1%			63	Amazon Fresh, Planet Fitness	$26.59
	Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	113	45	93.4%			56	Giant	$21.57
	Shops at County Center			VA	Washington-Arlington-Alexandri	97	97	98.3%			52	Harris Teeter, Planet Fitness	$19.13
	The Crossing Clarendon			VA	Washington-Arlington-Alexandri	420	420	96.9%			34	Whole Foods, Crate & Barrel, The Container Store, Barnes & Noble, Pottery Barn, Ethan Allen, The Cheesecake Factory, LifeTime, Corobus Sports	$37.93
	The Field at Commonwealth			VA	Washington-Arlington-Alexandri	167	167	99.0%			122	Wegmans	$23.31
	Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandri	307	61	83.3%			48	Giant, CVS, Advance Auto Parts, Chuck E. Cheese, HomeGoods, Goodwill, Furniture Max	$30.30
	Village Shopping Center	GRI	40%	VA	Richmond	116	46	84.1%			45	Publix, CVS	$25.60
	Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandri	105	42	80.9%				Fashion K City	$31.46
	Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandri	136	54	96.7%		141	59	Safeway, (Target), (PetSmart)	$27.60
				VA		3,030	1,671	95.3%	95.3%	141	960		$29.45
	6401 Roosevelt			WA	Seattle-Tacoma-Bellevue	8	8	100.0%				-	$26.83
	Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	100.0%			49	Safeway, TJ Maxx	$18.90
	Ballard Blocks I	O	50%	WA	Seattle-Tacoma-Bellevue	132	66	98.4%			12	LA Fitness, Ross Dress for Less, Trader Joe's	$27.95
	Ballard Blocks II	O	50%	WA	Seattle-Tacoma-Bellevue	117	58	98.4%			25	Bright Horizons, Kaiser Permanente, PCC Community Markets, Prokarma, Trufusion, West Marine	$35.09

Supplemental Information 40

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Broadway Market	C	20%	WA	Seattle-Tacoma-Bellevue	140	28	96.1%			64	Gold's Gym, Mosaic Salon Group, Quality Food Centers	$28.84
Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	206	41	97.3%			49	Big 5 Sporting Goods, Dollar Tree, Jo-Ann Fabrics, Planet Fitness, Ross Dress For Less, Safeway, Aaron's	$13.15
Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	85	34	96.5%			29	Safeway, Rite Aid	$32.45
Grand Ridge Plaza			WA	Seattle-Tacoma-Bellevue	331	331	99.2%			45	Bevmo!, Dick's Sporting Goods, Marshalls, Regal Cinemas,Safeway, Ulta	$26.37
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	100.0%				-	$46.46
Island Village			WA	Seattle-Tacoma-Bellevue	106	106	100.0%			49	Safeway, Rite Aid	$16.31
Klahanie Shopping Center			WA	Seattle-Tacoma-Bellevue	67	67	97.9%		40	40	(QFC)	$37.97
Melrose Market			WA	Seattle-Tacoma-Bellevue	21	21	59.7%				-	$42.58
Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	87	35	97.9%		230	13	Marshalls, Bevmo!, Amazon Go Grocery	$29.73
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	97.5%			41	Quality Food Centers, Rite Aid	$26.22
Roosevelt Square			WA	Seattle-Tacoma-Bellevue	150	150	91.7%			50	Whole Foods, Bartell, Guitar Center, LA Fitness	$27.07
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	100.0%		55	67	Trader Joe's, Bartell Drugs, (Safeway)	$38.50
Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	100.0%		112		(Target)	$35.43
			WA		1,836	1,267	97.3%	97.3%	437	532		$28.16

Regency Centers Total					56,735	48,372	94.6%	94.9%	3,747	17,279		$24.25
(1)
Major Tenants are the grocery anchor and any tenant 10,000 square feet or greater. Retailers in parenthesis are a shadow anchor and not a part of the owned property.
(2)
Non-Same Property

Note:	In-process developments are bolded and italicized.

C:	Co-investment Partnership with Oregon

GRI:	Co-investment Partnership with GRI

M:	Co-investment Partnership with Minority Partner

O:	Other, single property co-investment Partnerships

RC:	Co-investment Partnership with CalSTRS

Supplemental Information 41

Components of Net Asset Value (NAV)

As of September 30, 2023

(unaudited and in thousands)

Real Estate - Operating
Operating Portfolio NOI Excluding Straight-line Rent and Above/Below Market Rent - Current Quarter
Wholly Owned NOI (page 5)	$214,076
Share of JV NOI (page 7)	$24,185
Less: Noncontrolling Interests (page 7)	$(1,931)

Quarterly Base Rent From Leases Signed But Not Yet Commenced
Retail Operating Properties Excluding In-Process Redevelopments (Quarterly)	$6,277
Retail Operating Properties Including In-Process Redevelopments (Quarterly)	$9,036

Real Estate: In-Process Ground-Up Developments and Redevelopments
In-Process Ground-Up Development
REG's Estimated Net Project Costs (page 17)	$152,000
Stabilized Yield (page 17)	7%
Annualized Proforma Stabilized NOI	$10,640
% of Costs Incurred (page 17)	46%
Construction in Progress	$69,920

NOI from In-Process Ground-Up Development - Current Quarter
In-place NOI from Current Year Ground-Up Development Completions	$-
In-place NOI from In-Process Ground-Up Developments	$77

In-Process Redevelopment Projects
REG's Estimated Net Project Costs (page 17)	$287,000
Stabilized Yield (page 17)	9%
Annualized Proforma Stabilized NOI	$25,830
% of Costs Incurred (page 17)	45%
Construction in Progress	$129,150

NOI from In-Process Redevelopment - Current Quarter
In-place NOI from Current Year Redevelopment Completions	$1,373
In-place NOI from In-Process Redevelopments	$(304)

Fee Income
Third-Party Management Fees and Commissions - Current Quarter (page 5)	$7,079
Less: Share of JV's Total fee income - Current Quarter (page 7)	$(160)

Other Assets
Estimated Market Value of Land
Land held for sale or future development	$32,602
Outparcels at retail operating properties	7,637
101 7th Avenue at Book Value, Net	25,000
Total Estimated Market Value of Land	$65,239

Regency's Pro-Rata Share (page 3 & 6)
Cash and Cash Equivalents	$102,596
Tenant and other receivables, excluding Straight-line rent receivables	$223,923
Other Assets, excluding Goodwill	$170,999

Liabilities
Regency's Pro-Rata Share (page 3 & 6)
Notes payable	$4,562,277
Accounts payable and other liabilities	$494,421
Tenants' security, escrow deposits	$88,089

Common Shares and Equivalents Outstanding
Common Shares and Equivalents Issued and Outstanding (page 1)	185,653

Supplemental Information 42

Earnings Guidance

September 30, 2023

Full Year 2023 Guidance (in thousands, except per share data)	3Q YTD	Current Guidance	Previous Guidance
Net Income Attributable to Common Shareholders per diluted share	$1.56	$2.02-$2.04	$2.05-$2.09
Nareit Funds From Operations ("Nareit FFO") per diluted share	$3.13	$4.13-$4.15	$4.11-$4.15
Core Operating Earnings per diluted share (1)	$2.96	$3.93-$3.95	$3.89-$3.93
Same property NOI growth without termination fees	2.0%	+/- 1.5%	+1.0% to +1.5%
Same property NOI growth without termination fees or collection of 2020/2021 reserves	4.3%	+/- 3.5%	+3.0% to +3.5%
Collection of 2020/2021 Reserves (2)	$3,736	+/-$4,000	+/-$4,000
Certain non-cash items (3)	$31,226	+/-$39,500	+/-$37,500
G&A expense, net (4)	$69,370	+/-$91,000	$88,000-$91,000
Interest expense and Preferred dividends(5)	$127,636	+/-$178,000	+/-$168,000
Recurring third party fees & commissions	$19,582	+/-$26,000	+/-$25,000
Development and Redevelopment spend	$115,719	+/-$130,000	+/-$130,000
Acquisitions	$5,502	$30,830	$0
Cap rate (weighted average)	7.4%	5.6%	0%
Dispositions	$0	+/-$10,000	+/-$65,000
Cap rate (weighted average)	0.0%	+/- 7.0%	+/- 7.0%
Unit issuance (gross)	$20,000	$20,000	$20,000
Share repurchase settlement (gross)	$20,000	$20,000	$20,000
Merger transition costs	$1,511	+/-$5,000	$0.00

Reconcilliation of Net Income to Earnings Guidance (per diluted share)	Full Year 2023
	Low	High

Net income attributable to common shareholders	$2.02	2.04

Adjustments to reconcile net income to Nareit FFO:
Depreciation and amortization	2.11	2.11
Gain on sale of real estate	(0.01)	(0.01)
Exchangeable operating partnership units	0.01	0.01
Nareit Funds From Operations	$4.13	4.15

Adjustments to reconcile Nareit FFO to Core Operating Earnings:
Merger transition costs	0.03	0.03
Straight-line rent, net	(0.08)	(0.08)
Above/below market rent amortization, net	(0.16)	(0.16)
Debt and derivative mark-to-market amortization	0.01	0.01
Core Operating Earnings	$3.93	3.95

Note: With the exception of per share data, figures above represent 100% of Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.

(1)
Core Operating Earnings excludes certain non-cash items, including straight-line rents, above/below market rent amortization, debt and derivative mark-to-market amortization, as well as transaction related income/expenses and debt extinguishment charges.
(2)
Represents the collection of receivables in the Same Property portfolio reserved in 2020 and 2021; included in Uncollectible Lease Income.
(3)
Includes above and below market rent amortization, straight-line rents, and debt and derivative mark-to-market amortization.
(4)
Represents 'General & administrative, net' before gains or losses on deferred compensation plan, as reported on supplemental pages 5 and 7 and calculated on a pro rata basis.
(5)
Excludes debt and derivative mark-to-market amortization; included in Certain non-cash items.

Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Supplemental Information 43

Glossary of Terms

September 30, 2023

Core Operating Earnings: An additional performance measure used by Regency because the computation of Nareit FFO includes certain non-comparable items that affect the Company's period-over-period performance. Core Operating Earnings excludes from Nareit FFO: (i) transaction related income or expenses (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from straight-line rents, above and below market rent amortization, and debt and derivative mark-to-market amortization; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income Attributable to Common Shareholders to Nareit FFO to Core Operating Earnings.

Development Completion: A Property in Development is deemed complete upon the earlier of (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) the property features at least two years of anchor operations. Once deemed complete, the property is termed a Retail Operating Property.

Fixed Charge Coverage Ratio: Operating EBITDAre divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders.

Nareit Funds From Operations (Nareit FFO): Nareit FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“Nareit”) defines as net income, computed in accordance with GAAP, excluding gains on sales and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes Nareit FFO for all periods presented in accordance with Nareit's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since Nareit FFO excludes depreciation and amortization and gains on sale and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in percent leased, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, Nareit FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Shareholders to Nareit FFO.

Net Operating Income (NOI): The sum of base rent, percentage rent, recoveries from tenants, other lease income, and other property income, less operating and maintenance expenses, real estate taxes, ground rent, and uncollectible lease income. NOI excludes straight-line rental income and expense, above and below market rent and ground rent amortization, tenant lease inducement amortization, and other fees. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses.

Non-Same Property: During either calendar year period being compared, a property acquired, sold, a Property in Development, a Development Completion, or a property under, or being positioned for, significant redevelopment that distorts comparability between periods. Non-retail properties and corporate activities, including the captive insurance program, are part of Non-Same Property. Please refer to the footnote on Property Summary Report for Non-Same Property detail.

Operating EBITDAre: Nareit EBITDAre is a measure of REIT performance, which the Nareit defines as net income, computed in accordance with GAAP, excluding (i) interest expense; (ii) income tax expense; (iii) depreciation and amortization; (iv) gains on sales of real estate; (v) impairments of real estate; and (vi) adjustments to reflect the Company’s share of unconsolidated partnerships and joint ventures. Operating EBITDAre excludes from Nareit EBITDAre certain non-cash components of earnings derived from straight-line rents and above and below market rent amortization. The Company provides a reconciliation of Net Income to Nareit EBITDAre to Operating EBITDAre.

Property In Development: Properties in various stages of ground-up development.

Property In Redevelopment: Retail Operating Properties under redevelopment or being positioned for redevelopment. Unless otherwise indicated, a Property in Redevelopment is included in the Same Property pool.

Retail Operating Property: Any retail property not termed a Property In Development. A retail property is any property where the majority of the income is generated from retail uses.

Redevelopment Completion: A Property in Redevelopment is deemed complete upon the earlier of (i) 90% of total estimated project costs have been incurred and percent leased equals or exceeds 95% for the company owned GLA related to the project, or (ii) the property features at least two years of anchor operations, if applicable.

Same Property: Retail Operating Properties that were owned and operated for the entirety of both calendar year periods being compared. This term excludes Property in Development, prior year Development Completions, and Non-Same Properties. Property in Redevelopment is included unless otherwise indicated.

Supplemental Information 44